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                                                                    EXHIBIT 99.6

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                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    (SELLER)

                               CITIMORTGAGE, INC.
                                   (PURCHASER)

                   DATED AND EFFECTIVE AS OF SEPTEMBER 1, 2006

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                 MORTGAGE SERVICING PURCHASE AND SALE AGREEMENT

     This Mortgage Servicing Purchase and Sale Agreement (the "Agreement"), dated as of September 1, 2006, is by and between MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, with offices located in New York, New York (the "Seller"), and CITIMORTGAGE, INC., a New York corporation, with offices located in St. Louis, Missouri (the "Purchaser").

                                   WITNESSETH:

     WHEREAS, Seller owns the Mortgage Loans (including the servicing rights) listed in Exhibit A attached hereto;

     WHEREAS, Purchaser desires to purchase and Seller desires to sell all Seller's right, title and interest in and to the Servicing in accordance with the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                  DEFINITIONS; GENERAL INTERPRETIVE PRINCIPLES

     SECTION 1.01 DEFINITIONS.

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

     Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

     Agency Transfer: The transfer or sale by Seller of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac.

     Agreement: As defined in the first paragraph hereof.

     Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of

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Fannie Mae or Freddie Mac, and (ii) the purchase price paid for the related
Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae or Freddie Mac.

     Business Day: Any day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the States of New York, Missouri or Florida are authorized or obligated by law or by executive order to be closed.

     Citibank: Citibank (West), FSB or Citibank, N.A., their successors and assigns.

     Code: The Internal Revenue Code of 1986, or any successor statute thereto.

     Commission: The United States Securities and Exchange Commission.

     Custodial Account: As defined in Exhibit M.

     Customary Servicing Procedures: Procedures (including collection procedures) that Purchaser customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

     Current Servicer: PHH Mortgage Corporation.

     Delinquent Mortgage: Any Mortgage Loan that, as of the Transfer Date, is either (a) ninety (90) days or more past due, (b) in bankruptcy and thirty (30) days or more past due, (c) in foreclosure, or (d) in litigation, which litigation may have, in Purchaser's reasonable judgment, an adverse effect on the Mortgage Loan, the Servicing or the cost to service the Mortgage Loan. A Mortgage Loan will be considered ninety (90) days past due when, for example, the payment due on June 1, 2006 remains unpaid at the close of business on August 31, 2006.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

     Due Period: With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month in which the Remittance Date occurs.

     Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of


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which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Services or Prime-1 by Moody's Investors Service (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

     Escrow Account: The separate account or accounts created and maintained pursuant to Exhibit M.

     Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

     Event of Default: Any one of the conditions or circumstances enumerated in Exhibit M.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

     FARETS: First American Real Estate Tax Service, Inc.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     First American: First American Flood Data Services, Inc.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation.

     HUD: The United Sates Department of Housing and Urban Development.

     Interim Period: The period from the Sale Date to the Transfer Date.

     Interim Servicing Agreement: The Interim Servicing Agreement in the form of
Exhibit I between Purchaser and Seller which provides for servicing of the Mortgage Loans by the Current Servicer between the Sale Date and the Transfer Date.

     Investors: Means the owners of the Mortgage Loans, currently the Seller.

     Letter of Intent: That certain letter agreement, dated May 31, 2006, by and between Purchaser and Seller.


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     Liquidation Proceeds: Cash (other than REO Disposition Proceeds) received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination the ratio on such date of the outstanding principal amount of the Mortgage Loan to the Appraised Value of the Mortgaged Property.

     Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

     MERS: Mortgage Electronic Registration Systems, Inc.

     MI: The default insurance provided by private mortgage insurance companies on certain Mortgage Loans.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal and/or interest payable by a Mortgagor under the related Mortgage Note on each Due Date (which may be interest only in accordance with the Mortgage Note) which may be changed on any Adjustment Date as provided in the related Mortgage Note.

     Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

     Mortgage Loan Remittance Rate: As to each Mortgage Loan, the annual rate of interest payable to Seller, which shall be equal to the related Mortgage Interest Rate minus the related Servicing Fee Rate.

     Mortgage Loans: Each of those mortgage loans described in Exhibit A hereto.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

     Mortgages: Each of those mortgages, deeds of trust, security deeds or deeds to secure debt creating a lien on or an interest in real property securing a Mortgage note and related to a Mortgage Loan.

     Mortgagor: An obligor under a Mortgage Loan.


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     Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

     Optional Insurance: Any life, accidental death or accident and health (disability) insurance purchased by Mortgagor in connection with a Mortgage Loan.

     Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

     Prior Servicers: Each originator, owner or servicer of any of the Mortgage Loans other than, and prior to, Seller or Current Servicer.

     Purchase Price: As defined in Section 3.01(a).

     Purchase Price Percentage: As set forth in the Letter of Intent.

     Purchaser: CitiMortgage, Inc., its successors and assigns.

     Qualified Insurer: Any insurer which meets the requirements of Fannie Mae and Freddie Mac.

     Rating Agencies: Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or their successors.

     Reconstitution: Any Agency Transfer, Securitization Transaction or Whole Loan Transfer.

     Reconstitution Agreements: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Reconstitution as provided in Article XI.

     Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Reconstitution pursuant to Article XI hereof.

     Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

     Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.


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     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Related Escrow Accounts: Mortgage Loan escrow/impound accounts maintained by Seller or the Current Servicer relating to the Servicing, including, but not limited to, accounts for buydown funds, real estate taxes and MI, flood and hazard insurance premiums.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date: The eighteenth (18th) day of any month, beginning in October 18, 2006, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following such eighteenth (18th) day.

     REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

     Residential Dwelling: Any one of the following: (i) a one-family dwelling,
(ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) a one-family dwelling in a planned unit development, none of which is manufactured housing, a co-operative, a commercial property, an agricultural property or a mixed use property.

     Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002, as amended from time to time.

     Sale Date: Close of business on September 1, 2006, or such other date as may be mutually agreed to in writing by Seller and Purchaser.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.


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     Seller: Merrill Lynch Mortgage Lending Inc., its successors and assigns.

     Servicer Information: As defined in Section 12.07(a)(i)(A).

     Servicing: The collective reference to servicing of the Mortgage Loans.

     Servicing Advances: All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance of servicing obligations, including, but not limited to, the cost of (a) the inspection, preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) compliance with the obligations under Exhibit M.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     Servicing Exhibit: Exhibit M under which the Purchaser will service the loans for the Seller.

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee Seller shall pay to Purchaser, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Exhibit M) of related Monthly Payments collected by Seller, or as otherwise provided under Exhibit M.

     Servicing Fee Rate: With respect to any Mortgage Loan, 00.25%, payable monthly, in arrears.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Purchaser or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Purchaser or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Purchaser under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Sub-Servicing Agreement: The written contract between the Purchaser and a Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Servicing Exhibit.


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     Transfer Date: Open of business on September 1, 2006, or such other date(s)
as may be mutually agreed to in writing by Seller and Purchaser.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction or Agency Transfer.

     SECTION 1.02 GENERAL INTERPRETIVE PRINCIPLES.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.


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                                   ARTICLE II

                         SALE AND TRANSFER OF SERVICING

     SECTION 2.01 ITEMS TO BE SOLD.

     Subject to, and upon the terms and conditions of this Agreement, Seller shall, as hereinafter provided, sell, transfer, assign and deliver to Purchaser all right, title and interest in and to the Servicing including the Related Escrow Accounts.

     SECTION 2.02 SALE DATE.

     On the Sale Date:

     (a) All indicia of legal ownership to the Servicing, including all legal rights, obligations and duties with respect to the Servicing, shall be transferred to Purchaser as provided herein;

     (b)  The following documents shall be exchanged between the parties:

               (i) this Agreement, duly executed by each of the parties hereto; and

               (ii) the Interim Servicing Agreement, duly executed by each of the parties hereto.

     (c) Seller shall assign to Purchaser its rights to receive the servicing fees and all incidental fees on the Mortgage Loans subject to the Interim Servicing Agreement; and

     (d) Purchaser shall pay to Seller the portion of the Purchase Price due on the Sale Date.

     SECTION 2.03 TRANSFER DATE.

     On the Transfer Date:

     (a) Purchaser shall assume all Servicing responsibilities, and Seller and/or the Current Servicer shall cease all Servicing responsibilities, related to the Mortgage Loans; and

     (b) Seller shall assign to Purchaser all of Seller's right, title and interest in and to the Mortgage Loans with respect to the Servicing transferred.


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                                   ARTICLE III

                                  CONSIDERATION

     SECTION 3.01 PURCHASE PRICE.

     (a) In full consideration for the sale of the Servicing, and upon the terms and conditions of this Agreement, Purchaser shall pay to Seller a Purchase Price (the "Purchase Price") equal to the product of (x) the actual outstanding principal balance of the Mortgage Loans as of the Sale Date, less (i) the actual outstanding principal balance of any Delinquent Mortgage (ii) the actual outstanding principal balance, as of the Sale Date, of any loan which prepays in full on or prior to September 30, 2006, (iii) the actual outstanding principal balance of any Mortgage Loan that is removed from the sale pursuant to Section 3.01(c) or by mutual agreement of Purchaser and Seller prior to the Transfer Date, multiplied by (y) the Purchase Price Percentage. The Purchase Price shall be reduced by (i) $900.00 for each Delinquent Mortgage that is actually transferred to Purchaser on the Transfer Date and (ii) any cost or fee necessary to establish with, or transfer to, Purchaser or its agents, any bi-saver program feature.

     (b) It is understood and agreed that if the principal balance of any Mortgage Loan or any other information used in computing the amount of the Purchase Price shall be found, within ninety (90) calendar days after the Transfer Date, to have been incorrectly computed, the Purchase Price shall be promptly and appropriately adjusted on the basis of the calculation stated in Section 3.01(a).

     (c) On or prior to the Transfer Date, Seller shall, at Seller's expense, transfer to Purchaser full life of loan tax service contracts with FARETS. The tax service contracts shall provide Purchaser with complete tax procurement and payment services. Seller agrees to provide to Purchaser, in an electronic format acceptable to Purchaser, the information necessary to effectuate the establishment of a tax service for all fifty (50) states.

     (d) On or prior to the Transfer Date, Seller shall, at Seller's expense, transfer to Purchaser full life of loan flood insurance determination tracking services with First American at no cost to Purchaser.

     (e) No later than one (1) Business Day prior to the Sale Date, Seller shall have completed and provided to Purchaser, the Estimated Purchase Price Computation Worksheet, including the attachment thereto, in the form of Exhibit B-1.

     (f) No later than two (2) Business Days after the Transfer Date, Seller shall complete and provide to Purchaser, the Purchase Price Computation Worksheet, including the attachments thereto, in the form of Exhibit B-2.


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     SECTION 3.02 PAYMENT.

     The Purchase Price shall be paid to Seller by wire transfer of immediately available federal funds on the Sale Date; provided, however that if the Servicing is not transferred to Purchaser on the Transfer Date and the transaction is terminated, such funds shall be immediately returned to Purchaser by wire transfer of immediately available federal funds, with interest calculated at the overnight federal funds effective rate from the date payment is received by Seller to the date payment is returned to Purchaser; the estimated Purchase Price shall be determined by the parties at least one (1) Business Day prior to the Sale Date based on information regarding the Mortgage Loans in accordance with Exhibit B-1.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     As an inducement to Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser as of the Sale Date and the Transfer Date as follows:

     SECTION 4.01 DUE INCORPORATION AND GOOD STANDING.

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller is authorized to transact business in each jurisdiction in which Seller transacts business, except where the failure to be so qualified would not have a material adverse effect on the Mortgage Loans or the Servicing.

     SECTION 4.02 AUTHORITY AND CAPACITY.

     Seller has all requisite power, authority and capacity, subject to approvals required pursuant to Sections 7.02 and 7.03 hereof, to enter into this Agreement and the Interim Servicing Agreement and to perform the obligations required of it hereunder and thereunder. The execution and delivery of this Agreement and the Interim Servicing Agreement, and the consummation of the transactions contemplated hereby and thereby, have each been duly and validly authorized by all necessary action. This Agreement and the Interim Servicing Agreement constitute valid and legally binding agreements of Seller enforceable in accordance with their respective terms, and no offset, counterclaim or defense exists to the full performance by Seller of this Agreement and the Interim Servicing Agreement, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and by general equity principles.

     SECTION 4.03 TITLE TO THE SERVICING AND RELATED ESCROW ACCOUNTS.

     Seller is the lawful owner of the Mortgage Loans and the respective Servicing, is responsible for the maintenance of the Related Escrow Accounts (which is performed on behalf of Seller by the Current Servicer), has the sole right and authority, to transfer the Servicing as contemplated hereby, and is not contractually obligated to sell or subcontract the Servicing to any other party. The


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transfer, assignment and delivery of the Servicing and of the Related Escrow
Accounts shall vest in Purchaser all rights as servicer free and clear of any and all claims, charges, defenses, offsets and encumbrances of any kind or nature whatsoever.

     SECTION 4.04 RELATED ESCROW ACCOUNTS.

     All Related Escrow Accounts are being maintained in accordance with applicable law and the terms of the related Mortgages and other Mortgage Loan documents; and, except as to payments which are past due under Mortgage notes, all balances required by the Mortgages or other Mortgage Loan documents and paid to Seller for the account of the Mortgagors are on deposit in the appropriate Related Escrow Account. Seller shall, or shall cause the Current Servicer to, in accordance with the Interim Servicing Agreement, credit to the account of Mortgagors all interest required by statute or the terms of the Mortgage or other Mortgage Loan documents to be paid on any Related Escrow Account through the Transfer Date. Evidence of such credit shall be provided to Purchaser.

     SECTION 4.05 LITIGATION; COMPLIANCE WITH LAWS.

     There is no litigation, proceeding or governmental investigation pending or, to the best of Seller's knowledge, threatened, or any order, injunction or decree outstanding which could have a material adverse effect upon any of the Mortgage Loans, the Related Escrow Accounts or the Servicing nor does Seller know of any basis for any such litigation, proceeding or governmental investigation. Seller has not violated any applicable law, regulation, ordinance, order, injunction or decree, or any other requirement of any governmental body or court, which may materially affect any of the Mortgage Loans or the Servicing.

     SECTION 4.06 SERVICING OBLIGATIONS.

     Seller, or the Current Servicer, has, in all material respects, performed all obligations to be performed under terms of the Mortgage Loan and any MI requirements and no event has occurred and is continuing which, but for the passage of time or the giving of notice or both, would constitute an event of default on the part of Seller or the Current Servicer thereunder.

     SECTION 4.07 ACCURACY OF SERVICING INFORMATION.

     The information provided by Seller, or its agents, to Purchaser in accordance with Purchaser's due diligence of the Mortgage Loans, the Servicing, this Agreement and the Interim Servicing Agreement is true and correct in all material respects.

     SECTION 4.08 EFFECTIVE AGREEMENTS.

     The execution, delivery and performance of this Agreement and the Interim Servicing Agreement by Seller, its compliance with the terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its certificate of incorporation or bylaws, any instrument or agreement to which it is a party or by which it is bound


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

or which affects the Servicing, or any state or federal law, rule or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it or to the Servicing.

     SECTION 4.09 NO ACCRUED LIABILITIES.

     There are no accrued liabilities of Seller with respect to the Mortgage Loans or the Servicing or circumstances under which such accrued liabilities will arise against Purchaser as successor to the Servicing, with respect to occurrences prior to the Transfer Date.

     SECTION 4.10 PRIOR SERVICERS.

     (a) Each Prior Servicer was duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

     (b) Each Prior Servicer was qualified to transact business in each jurisdiction in which such qualification was deemed necessary.

     (c) No Prior Servicer has violated any applicable law, regulation, ordinance, order, injunction or decree, or any other requirement of any governmental body or court, which may materially affect any of the Mortgage Loans or the Servicing.

     (d) All Prior Servicers have performed all obligations to be performed under the Mortgage Loan and MI requirements, as applicable, and no event has occurred and is continuing which, but for the passage of time or the giving of notice or both, would constitute an event of default thereunder.

     SECTION 4.11 SELLER/SERVICER STANDING.

     Current Servicer is an approved Fannie Mae and Freddie Mac Seller/Servicer in good standing with the requisite financial criteria and adequate resources to complete the transactions contemplated hereby on the conditions stated herein.

     SECTION 4.12 DISCLOSURE OF MORTGAGE LOAN ACCOUNT INFORMATION

     Except as otherwise indicated in writing to Purchaser no later than five
(5) Business Days prior to the date of this Agreement, Seller has not, nor has its affiliates, agents and/or subservicers, since the execution of the Letter of Intent to purchase the Servicing, disclosed Mortgage Loan account-specific information, including, but not limited to, names and addresses of Mortgagors, to any third person or unaffiliated entity (other than the Current Servicer) unless such disclosure was necessary to comply with applicable state or federal law, rule or regulation, and/or applicable MI requirements. Notwithstanding the foregoing, any disclosure by Seller or its affiliates or subsidiaries of Mortgage Loan account-specific information to credit bureaus is governed by contracts that prohibit any person from directly or indirectly using such information for solicitation of the Mortgagors for any purposes, including, but not limited to, financial or insurance services or products or prepayment of Mortgage Loans.


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

     SECTION 4.13 SERVICING AGREEMENTS.

     The Seller agrees the Mortgage Loans will be serviced by Purchaser in accordance with Exhibit M.

     SECTION 4.14 MERS MEMBERSHIP.

     The Current Servicer is a member in good standing of the MERS system.

                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES AS TO MORTGAGE LOANS

     As further inducement to Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser as of the Sale Date and the Transfer Date, as applicable, with respect to each Mortgage Loan, as follows:

     SECTION 5.01 MORTGAGE LOAN DOCUMENTS.

     The Mortgage Loan documents are genuine, duly executed by a Mortgagor of legal capacity, and all insertions in any Mortgage Loan document are correct. Seller has no knowledge of any facts that would impair the validity or value of the Mortgage note, the Mortgage, any other Mortgage Loan document or the collateral. The Mortgage Loan documents listed on Exhibit D contain the entire agreement between the parties to each Mortgage Loan. Each Mortgage Loan was originated utilizing Fannie Mae/Freddie Mac uniform documents or documents acceptable to Fannie Mae or Freddie Mac.

     SECTION 5.02 UNPAID BALANCE.

     The amount of the unpaid balance of each Mortgage Loan which is reflected on Exhibit A is correct as of the date of Exhibit A and there are no defenses, setoffs or counterclaims against any Mortgage Loan.

     SECTION 5.03 SECURITY INTEREST.

     The security interest granted by the Mortgagor in the property described in the Mortgage is a valid lien on the property described therein.

     SECTION 5.04 COMPLIANCE WITH LAWS.

     Each Mortgage Loan transaction complies in all material respects with the applicable requirements of the federal or state laws or regulations that pertain to the origination, closing and servicing of the Mortgage Loan.

     SECTION 5.05 PAYMENT OF TAXES, INSURANCE PREMIUMS, ETC.

     All real estate taxes, special government assessments, ground rents and flood, hazard, MI insurance premiums with respect to all Mortgage Loans have been paid prior to delinquency by Seller, the Current Servicer or Prior Servicers or, if not escrowed, by Mortgagors.

     SECTION 5.06 EFFECTIVE INSURANCE.

     All flood, hazard and MI insurance policies remain in full force and effect.

     SECTION 5.07 REAL ESTATE TAX IDENTIFICATIONS.

     All real estate tax identifications are legally sufficient. Tax segregation, where required, has been completed.

     SECTION 5.08 MORTGAGOR STATEMENTS.

     All payoff and assumption statements with respect to each Mortgage Loan provided by the Current Servicer to Mortgagors or their agents were complete and accurate.

     SECTION 5.09 INTEREST ON ESCROWS.

     Seller or the Current Servicer has credited to the account of each Mortgagor all interest required to be paid and all such interest accrued which is due but not yet payable to a Mortgagor on any Related Escrow Account through the Transfer Date. Evidence of such credit shall be provided to Purchaser.

     SECTION 5.10 TITLE INSURANCE.

     A title policy which is currently in effect and has not been modified, has been issued for each Mortgage Loan insuring, in an amount no less than the outstanding Mortgage Loan balance, that the Mortgage relating thereto is a valid lien on the property therein described and that the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except for liens for real estate taxes and special assessments not yet due and payable and except for easements and restrictions of record being acceptable to mortgage lending institutions generally and specifically identified in the title policy. In jurisdictions that give unpaid common expense assessments limited priority over a first mortgage lien, the policy provides assurance that those assessments have been paid through the effective date of the policy.

     SECTION 5.11 TAX COMPLIANCE.

     Seller or the Current Servicer has complied in all material respects with all local, state and federal laws and regulations pertaining to tax reporting. For example, but not by way of limitation, Seller has:

     (a) Implemented backup withholding of interest accrual on Related Escrow Accounts, where required;

     (b) Certified Social Security or Taxpayer Identification numbers for each Mortgage Loan; and

     (c) Provided all appropriate tax forms and information to (i) the Internal Revenue Service, (ii) the buyers and sellers in assumption or foreclosure transactions and (iii) Mortgagors who have a buydown account as part of their Mortgage Loan.

     Further, Seller shall, on or before the Transfer Date, provide Purchaser with evidence of Seller's compliance with the requirements of this Section 5.11; provided that if such evidence is not so provided then Seller shall reimburse Purchaser for its reasonable expenses in obtaining, and for any penalties assessed against Purchaser for Seller's failure to have, the numbers described in Section 5.11(b).

     SECTION 5.12 MORTGAGE LOAN SERVICING.

     Each Mortgage Loan has been serviced in accordance with the terms of its Mortgage note, Mortgage and related Mortgage Loan documents.

     SECTION 5.13 FRAUD.

     No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to the best of Seller's knowledge, any Person, including without limitation, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance regarding such Mortgage Loan that materially and adversely affects Purchaser, the Mortgage Loan or the Servicing.

     SECTION 5.14 MERS REGISTRATION.

     As of the Transfer Date, all of the Mortgage Loans have been registered on the MERS system and all required data has been entered by Seller on the MERS system, with the exception of recording information that is not yet available to Seller as of the Transfer Date.

     SECTION 5.15 HURRICANE AFFECTED MORTGAGE LOANS.

     No Mortgaged Property has been damaged by Hurricanes Katrina, Wilma or
Rita.

                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to Seller to enter into this Agreement, Purchaser represents and warrants to Seller as of the Sale Date and the Transfer Date as follows:

     SECTION 6.01 DUE INCORPORATION AND GOOD STANDING.

     Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Purchaser is qualified to transact business in each jurisdiction in which such qualification is deemed necessary to service the Mortgage Loans.

     SECTION 6.02 AUTHORITY AND CAPACITY.

     Purchaser has all requisite corporate power, authority and capacity, subject to approvals required pursuant to Sections 7.02 and 7.03 hereof, to enter into this Agreement and the Interim Servicing Agreement and to perform the obligations required of it hereunder and thereunder. The execution and delivery of this Agreement and the Interim Servicing Agreement and the consummation of the transactions contemplated hereby and thereby, have each been duly and validly authorized by all necessary corporate action. This Agreement and the Interim Servicing Agreement constitute valid and legally binding agreements of Purchaser enforceable in accordance with their respective terms, and no offset, counterclaim or defense exists to the full performance by Purchaser of this Agreement and the Interim Servicing Agreement, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and by general equity principles.

     SECTION 6.03 EFFECTIVE AGREEMENTS.

     The execution, delivery and performance of this Agreement and the Interim Servicing Agreement by Purchaser, its compliance with the terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its certificate of incorporation or bylaws, any instrument or agreement to which it is a party or by which it is bound or which affects the Servicing, or any state or federal law, rule or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it or to the Servicing.

     SECTION 6.04 SELLER/SERVICER STANDING.

     Purchaser is an approved Fannie Mae and Freddie Mac Seller/Servicer and GNMA Issuer/Servicer in good standing and a residential servicer rated or approved by each of the Rating Agencies with the requisite financial criteria and adequate resources to complete the transactions contemplated hereby on the conditions stated herein.

     SECTION 6.05 LITIGATION.

     There is no litigation, proceeding or governmental investigation pending or, to the best of Purchaser's knowledge, threatened, which might materially and adversely affect its ability to consummate the transactions contemplated by this Agreement nor does Purchaser know of any basis for any such litigation, proceeding or governmental investigation.

     SECTION 6.06 MERS MEMBERSHIP.

     Purchaser is a member in good standing of the MERS system.

                                   ARTICLE VII

                                    COVENANTS

     Purchaser and Seller covenant and agree as follows:

     SECTION 7.01 ASSIGNMENTS.

     (a) On or prior to the Transfer Date, Seller shall, at its own expense, ensure that all Mortgage Loans are registered with MERS and prepare and send, or cause to be prepared and sent, for recordation an individual assignment of each Mortgage Loan to MERS in a form acceptable under state or federal law.

     (b) Purchaser shall provide a tape of its Mortgage Loan numbers to Seller at least thirty (30) calendar days prior to the Transfer Date and Seller shall reference the corresponding Purchaser Mortgage Loan number on each assignment prepared pursuant to this Section 7.01.

     (c) Within two (2) Business Days after the Transfer Date, Seller shall provide to Purchaser a copy of each original recorded Mortgage assignment required by Section 7.01(a) hereof provided if such original has not been returned by the appropriate recorder's office, Seller shall provide a copy of the executed Mortgage assignment with a certification affixed to the assignment that such Mortgage assignment is a true and correct copy and that the original Mortgage assignment has been delivered to the appropriate land recorder's office for recordation.

     (d) On and after the Transfer Date Seller shall deliver such other appropriately executed and authenticated instruments of sale, assignment, transfer and conveyance to Purchaser as Purchaser may reasonably request in order to accomplish the transfer to Purchaser of all of Seller's rights related to the Servicing and the Mortgage Loans, including a limited power of attorney substantially in the form of Exhibit K hereto. Such instruments provided by Seller shall be reasonably satisfactory in form to Purchaser.

     (e) On or within two (2) Business Days after the Transfer Date, Seller shall initiate, or shall cause the Current Servicer to initiate, an electronic transmission to MERS changing the servicer of record on with respect to the MERS Mortgage Loans to Purchaser.

     SECTION 7.02 INVESTOR APPROVAL.

     In connection with any Reconstitution, Seller shall notify Purchaser in writing at least ten (10) Business Days but not less than five (5) Business Days prior to such related Reconstitution Date for any transfer of the Mortgage Loans to an investor. Subsequent to any such transfer, the Mortgage Loans shall continue to be serviced in accordance with Exhibit M. Any such transfer shall be subject to Article XI. If a Reconstitution occurs within the same month as the Transfer Date, Seller must provide notification of such Reconstitution no later than seven (7) Business Days following the Transfer Date.

     SECTION 7.03 GOVERNMENTAL AGENCY FILINGS.

     Purchaser and Seller agree to take all reasonable and necessary actions to obtain approval of the transfer by any and all federal and state agencies, as may be required.

     SECTION 7.04 TRANSFER NOTICES.

     (a) No later than fifteen (15) calendar days prior to the Transfer Date, Seller shall mail, or shall cause to be mailed, to each Mortgagor a notification letter, in a form reasonably satisfactory to Purchaser, advising the Mortgagor of (i) the transfer of Servicing to Purchaser,
          (ii) Seller's tax reporting responsibilities, and (iii) the effect of the transfer of Servicing on Optional Insurance. The expense of the preparation, printing and mailing of such notification letter shall be borne by Seller or Seller's agent. In addition, the mailing and content of such letter shall comply with all applicable state and federal laws or regulations.

     (b) No later than fifteen (15) calendar days prior to the Transfer Date, Seller shall, at Seller's expense and in a form reasonably satisfactory to Purchaser, (i) notify all relevant MI companies by electronic transmission, that all insurance premium billings for the Mortgage Loans must thereafter be sent to Purchaser and (ii) transmit to the applicable flood and hazard insurance companies and/or agents
          (1) notification of the assignment of the Servicing to Purchaser, (2) change endorsement requests with standard mortgagee clause endorsed in favor of "CitiMortgage, Inc., its successors and/or assigns," and (3) instructions to deliver all notices and insurance statements, as the case may be, to Purchaser or Purchaser's agent from and after the Transfer Date.

     (c) No later than fifteen (15) calendar days prior to the date a notice referenced in this Section 7.04 is required to be sent, Seller or Seller's agent, as the case may be, shall provide Purchaser with a draft of such notice for approval.

     SECTION 7.05 REAL ESTATE TAXING AUTHORITIES.

     (a) On the Transfer Date, for all loans, Seller shall, at Seller's expense, transfer to Purchaser full life of loan tax service contracts with FARETS. The tax service contracts are to provide Purchaser with complete tax procurement and payment services. Seller agrees to provide to Purchaser, in an electronic format acceptable to Purchaser, the information necessary to effectuate the establishment of tax service on the Transfer Date for all fifty (50) states.

     (b) Seller shall be responsible for any tax penalties incurred due to incorrect or missing tax records processed or provided by Seller or Seller's tax service agent to Purchaser.

     (c) Seller shall pay or cause to be paid, prior to the Transfer Date, all tax bills (including any applicable penalties and interest) with tax due dates prior to or within thirty (30) calendar days following the Transfer Date, if such tax bills have been issued by the taxing authority.

     (d) Purchaser shall not be responsible for any tax penalties (including any loss of discount for which a Mortgagor or any third party for the benefit of the Mortgagor has a legal claim) on Mortgage Loans for which the related tax due date occurs (i) prior to the Transfer Date, or (ii) prior to or within thirty (30) calendar days following the Transfer Date, but only if the tax bill was issued by the taxing authority.

     (e) Seller shall provide to Purchaser within two (2) Business Days after the Transfer Date a current list of Mortgage Loans that have taxes or assessments that were due prior to or within thirty (30) calendar days after the Transfer Date and not paid.

     SECTION 7.06 HAZARD AND MI INSURANCE.

     (a) Seller shall pay or cause to be paid, prior to the Transfer Date, all insurance bills with policy due dates prior to or within thirty (30) calendar days following the Transfer Date, if such insurance bills have been issued by insurance companies.

     (b) Seller shall provide to Purchaser within two (2) Business Days after the Transfer Date a current list of Mortgage Loans that have hazard and MI insurance premiums and/or assessments that were due prior to or within thirty (30) calendar days after the Transfer Date and not paid.

     SECTION 7.07 FLOOD INSURANCE DETERMINATION TRACKING.

     (a) On the Transfer Date, for all loans, Seller agrees to transfer to Purchaser life of loan flood insurance determination tracking services with First American at no cost to Purchaser. Seller shall provide such additional flood insurance determination information that is readily available to Seller as may be reasonably requested by Purchaser.

     (b) Seller shall provide to Purchaser within two (2) Business Days after the Transfer Date a current list of Mortgage Loans that have flood insurance premiums and/or assessments that were due prior to or within thirty (30) calendar days after the Transfer Date and not paid.

     SECTION 7.08 OPTIONAL INSURANCE.

     Within three (3) Business Days after the Sale Date, Seller shall provide to Purchaser the information listed on Exhibit G hereto with respect to the Mortgage Loans as of the Sale Date. As authorized by, and in accordance with, the terms of the Optional Insurance policies or any applicable law, and as directed by Purchaser no later than thirty (30) calendar days prior to the Transfer Date, Seller shall inform each Mortgagor with Optional Insurance, in the notice required by Section 7.04(a) hereof, of (a) Mortgagor's ability to pay such Optional Insurance on a direct basis, (b) cancellation of such Optional Insurance and, if applicable, of the opportunity to obtain Optional Insurance made available by or through Purchaser or any of its affiliates, or (c) Mortgagor's ability to pay premiums on such Optional Insurance to Purchaser with Purchaser forwarding such payment to Mortgagor's Optional Insurance carrier. If the Optional Insurance is cancelled as described above, and such cancellation occurs prior to the Transfer Date, Seller shall be responsible for (a) any refunds due to Mortgagors as a result of such cancellation, (b) all claims (whether formally filed with the Optional Insurance carrier or not) that arise from events that occur prior to such cancellation and (c) forwarding to Purchaser, or if required by the related Optional Insurance contract to the Mortgagor, any Optional Insurance benefits or proceeds that are paid in connection with any claims under (b).

     SECTION 7.09 DELIVERY OF MORTGAGE LOAN DOCUMENTATION AND INFORMATION.

     (a) Within two (2) Business Days after (i) the Sale Date, (ii) each monthly cutoff date following the Sale Date and (iii) the Transfer Date, Seller, at its own expense, shall provide a schedule of Mortgage Loans, in a trial balance type report, including the information listed on Exhibit A.

     (b) Purchaser shall provide Seller, at Purchaser's expense, with pre-printed file folders to be used by Seller in transferring Mortgage Loan files to Purchaser. No later than fifteen (15) days prior to the Transfer Date Seller, at its own expense, shall provide Purchaser or Purchaser's document custodian, as directed by Purchaser, the Mortgage Loan documentation and information described in Exhibits D and E in accordance with Purchaser's shipping and packing instructions described in Exhibits L-1.

     (c) On the twenty-fifth (25th) day of each month following the Sale Date, or, if the twenty-fifth (25th) day is not a Business Day, the first Business Day following the twenty-fifth day of the month, Seller shall provide to Purchaser, via electronic mail to Purchaser's designee, an Excel spreadsheet detailing the Mortgage Loan account number, principal balance and interest paid to date as of the twenty-fourth
          (24th) day of such month for each Mortgage Loan.

     (d) By the fifteenth (15th) calendar day following the Transfer Date, Seller will verify the scheduled balances of the Mortgage Loans provided by Purchaser except for Mortgage Loans pending interest rate change adjustment in the month of, or the month following, the Transfer Date.

     SECTION 7.10 DELIVERY OF SERVICING SYSTEM INFORMATION.

     Seller shall provide to Purchaser, on conversion tapes meeting the specifications of Exhibit C, all servicing information, including the information in Exhibit E, relating to the Mortgage Loans that is necessary for the proper servicing of the Mortgage Loans. Test conversion tapes shall be delivered to Purchaser (a) within two (2) Business Days after the Sale Date, (b) sixty (60) calendar days prior to the Transfer Date and (c) thirty (30) calendar days prior to the Transfer Date. The first delivery of test conversion tapes shall include a documented layout and a COBOL copybook. Two (2) duplicate final conversion tapes shall be delivered to Purchaser no later than two (2) Business Days after the Transfer Date.

     SECTION 7.11 RELATED ESCROW ACCOUNT BALANCES.

     Within three (3) Business Days after the Transfer Date Seller shall:

     (a) Provide Purchaser by wire transfer of immediately available federal funds the net escrow (net of Seller's unreimbursed advances and suspense balances, all hazard and flood insurance loss draft balances, any buydown balances and any unapplied funds associated with the Mortgage Loans; and

     (b) Provide Purchaser with an accounting statement sufficient to enable Purchaser to reconcile the balances referred to in Section 7.11(a) above with the accounts of the Mortgage Loans.

     SECTION 7.12 PAYOFFS AND ASSUMPTIONS.

     Seller shall provide to Purchaser within two (2) Business Days after the Transfer Date (a) copies of all assumption and payoff statements generated by Seller on the Mortgage Loans within the preceding sixty (60) calendar days and
(b) a status report for any assumption or payoff in process as of the Transfer Date. Seller and Purchaser shall cooperate with and assist each other, as requested, in completing any payoff or assumption that is in process as of the Transfer Date.

     SECTION 7.13 MORTGAGE LOAN PAYMENTS RECEIVED AFTER TRANSFER DATE.

     Any Mortgage Loan payment received by Seller (a) within thirty (30) calendar days after the Transfer Date shall be forwarded to Purchaser by overnight mail within one (1) Business Day of receipt and (b) between thirty-one
(31) and sixty (60) calendar days after the Transfer Date shall be promptly forwarded to Purchaser by U.S. mail or by overnight courier, with an endorsement of the Mortgage Loan payment to Purchaser. Thereafter, any Mortgage Loan payments received by Seller shall be immediately returned to the Mortgagor with a notice that Mortgagor must send payments to Purchaser. Any Mortgage Loan payments with respect to Mortgage Loans the Servicing of which is repurchased by Seller pursuant to Section 10.03 hereof received by Purchaser (a) within thirty
(30) calendar days after such repurchase shall be forwarded to Seller by overnight mail within one (1) Business Day of receipt and (b) between thirty-one
(31) and sixty (60) calendar days after such repurchase shall be promptly forwarded to Seller by U.S. mail, with an endorsement of the Mortgage Loan payment to Seller. Thereafter, any Mortgage Loan payments received by Purchaser shall be immediately returned to the Mortgagor with a notice that Mortgagor must send payments to Seller. All other Mortgage Loan correspondence or documentation received by Seller after the Transfer Date shall be forwarded to Purchaser no later than three (3) Business Days after receipt by Seller. Any Mortgage Loan payments forwarded by Seller or Purchaser pursuant to this Section 7.13 shall be accompanied by sufficient information to permit appropriate processing of the payment, including, without limitation, a transmittal identifying for each payment Seller and Purchaser loan number, the check number, the payment amount, the Mortgagor's last name, the number of checks transmitted and total dollar amount of such checks.

     SECTION 7.14 MISAPPLIED AND RETURNED PAYMENTS.

     Misapplied and returned payments shall be processed as follows:

     (a)  Both parties shall cooperate in correcting misapplication errors;

     (b) The party receiving notice of a misapplied payment shall immediately notify the other party;

     (c) Subject to Section 3.01(b) hereof, if a misapplied payment has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within ten (10) Business Days after notice thereof by the other party;

     (d) Any check issued under the provisions of this Section 7.14 shall be accompanied by a statement indicating the purpose of the check, the Mortgagor and property address involved, and the corresponding Seller and Purchaser account number; and

     (e) If any Mortgagor's check presented to Seller prior to the Transfer Date is returned unpaid to Seller for any reason subsequent to the Transfer Date, Seller shall immediately forward the original unpaid check to Purchaser and Purchaser shall reimburse Seller therefor promptly upon Seller's demand. If, as a result of the unpaid check such Mortgagor's loan becomes a Delinquent Mortgage, Seller shall reimburse to Purchaser the Purchase Price allocable to said Mortgage Loan within ten (10) Business Days after notice thereof by Purchaser.

     SECTION 7.15 SERVICING OBLIGATIONS.

     (a) From the date hereof until the Transfer Date, Seller shall (or shall cause the Current Servicer to) in accordance with the Interim Servicing Agreement pay, perform and discharge all liabilities and obligations relating to the Servicing, including without limitation all liabilities and obligations under the Mortgage Loan documents and applicable laws, regulations and requirements; and shall pay, perform and discharge all the rights, obligations and duties with respect to the Related Escrow Accounts as required by the Mortgage Loan documents and all applicable laws and regulations until the transfer of such items on the Transfer Date.

     (b) On and after the Transfer Date, Purchaser shall pay, perform and discharge all liabilities and obligations relating to the Servicing, including without limitation all liabilities and obligations under the Mortgage Loan documents and applicable laws, regulations; and shall pay, perform and discharge all rights, obligations and duties with respect to the Related Escrow Accounts as required by Mortgage Loan documents, Exhibit M and all applicable laws and regulations.

     (c) Purchaser shall not be responsible for the acts and omissions of Seller nor for any other obligations or liabilities of Seller whatsoever, except those obligations or liabilities in the Mortgage Loan documents, which obligations and liabilities are hereby assumed by Purchaser. Seller shall not be responsible for any of the acts and omissions of Purchaser nor for any other obligations or liabilities of Purchaser.

     SECTION 7.16 RESERVED.

     SECTION 7.17 SOLICITATION RIGHTS.

     (a) Seller agrees that all Mortgagors are the exclusive customers of Purchaser. Neither Seller nor any of its affiliates shall solicit Mortgagors (nor shall Seller or its affiliates direct any of their agents to solicit Mortgagors) for any purposes, including, but not limited to, financial services, insurance coverage or prepayment of Mortgage Loans. Without the prior written consent of Purchaser, Seller shall not sell or distribute any customer list incorporating the names of Mortgagors and shall not itself use any such list to solicit or promote, or to allow any other person to solicit or promote, the sale of any services or products to any Mortgagor. Purchaser or any of its affiliates may make sales to, or solicit the sale to, Mortgagors of financial services and products, including, but not limited to, insurance related products.

     (b)  The restrictions under Section 7.17(a) above shall not apply to:

               (i) an advertising campaign offering financial services, including mortgage or insurance-related products and services, directed to the general public;

               (ii) a solicitation for financial services, other than mortgage or mortgage-insurance related products and services, to any Mortgagor with whom Seller or an affiliate has a customer relationship, provided that such solicitation is part of a solicitation program not directed primarily to the Mortgagors; or

               (iii) any application or request for any product or service offered by Seller or any affiliate of Seller, provided that such contact is initiated by the Mortgagor for the purpose of making such application or request.

     (c) Neither Seller nor any of its affiliates may circumvent the intent of this Section 7.17 by selling or distributing a customer list incorporating the names of the Mortgagors to any other person or entity.

     SECTION 7.18 YEAR END TAX REPORTING.

     Seller shall be responsible for providing the Internal Revenue Service and Mortgagors with all appropriate tax forms and information for transactions affecting the Mortgage Loans during the period from January 1, 2006, through the Transfer Date. Seller further agrees to cooperate with Purchaser in providing additional tax information reasonably requested by Purchaser in order to comply with Purchaser's tax reporting obligations with respect to the Mortgage Loans.

     SECTION 7.19 COOPERATION.

     Seller and Purchaser shall cooperate with and assist each other, as requested, in carrying out the purposes of this Agreement and the Interim Servicing Agreement.

     SECTION 7.20 SUPPLEMENTAL INFORMATION.

     From time to time prior to and after the Transfer Date, Seller shall furnish Purchaser such incidental information, which is reasonably available to Seller, supplemental to the information contained in the documents and schedules delivered pursuant to this Agreement, which is necessary for the proper servicing of the Mortgage Loans.

     SECTION 7.21 ACCESS TO INFORMATION.

     Seller shall, upon five (5) Business Days prior written notice, give to Purchaser and its counsel, accountants and other representatives reasonable access to all of Seller's files, books and records relating to the Servicing and Related Escrow Accounts during normal business hours throughout the period prior to the Transfer Date.

     Subsequent to the Transfer Date, Purchaser shall, upon reasonable notice from Seller, comply with Seller's written request to produce copies of Mortgage Loan files transferred by Seller to Purchaser. Seller shall only make such request if required by Seller's regulators or Investors. For each Mortgage Loan file requested, Purchaser shall charge twenty dollars ($20.00) plus the cost to ship such Mortgage Loan file payable by Seller upon receipt of Mortgage Loan files.

     SECTION 7.22 ASSIGNMENTS.

     For any Mortgage Loan which pays in full prior to the return of the assignments described in Section 7.01, Seller shall, within two (2) Business Days of receipt of written request from Purchaser, execute and return to Purchaser any such assignments prepared by Purchaser and required to effectuate a Mortgage Loan satisfaction.

                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement are subject to the satisfaction or waiver of the following conditions:

     SECTION 8.01 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES.

     The representations and warranties made by Seller in this Agreement are, and shall continue to be, true and correct in all material respects on the Sale Date and the Transfer Date.

     SECTION 8.02 COMPLIANCE WITH CONDITIONS.

     All of the terms, covenants, conditions and obligations of this Agreement required to be complied with and performed by Seller shall have been duly complied with and performed in all material respects.

     SECTION 8.03 NO MATERIAL ADVERSE CHANGE.

     There shall not have been any change in the Servicing, the Mortgage Loans or the Related Escrow Accounts that will likely materially and adversely affect the consummation of the transactions contemplated hereby.

     SECTION 8.04 NO ACTIONS.

     There shall not have been commenced or, to the best of Seller's knowledge, threatened any action, suit or proceeding which will likely materially and adversely affect the Servicing, the Mortgage Loans or the Related Escrow Accounts or the consummation of the transactions contemplated hereby.

     SECTION 8.05 CONSENTS.

     The parties shall have obtained all consents and approvals of third parties required for the consummation of the transactions as contemplated by Section 7.02.

                                   ARTICLE IX

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

     The obligations of Seller under this Agreement are subject to the satisfaction of the following conditions:

     SECTION 9.01 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES.

     The representations and warranties made by Purchaser in this Agreement are, and shall continue to be, true and correct in all material respects on the Sale Date and the Transfer Date.

     SECTION 9.02 COMPLIANCE WITH CONDITIONS.

     All of the terms, conditions, covenants and obligations of this Agreement required to be complied with and performed by Purchaser shall have been duly complied with and performed in all material respects.

     SECTION 9.03 NO MATERIAL ADVERSE CHANGE.

     There shall not have been any change to Purchaser's financial condition that will likely materially and adversely affect the consummation of the transactions contemplated hereby.

     SECTION 9.04 NO ACTIONS.

     There shall not have been commenced or, to the best of Purchaser's knowledge, threatened any action, suit or proceeding that will likely materially and adversely affect the consummation of the transactions contemplated hereby.

     SECTION 9.05 CONSENTS.

     The parties shall have obtained all consents and approvals of third parties required for the consummation of the transactions as contemplated by Section 7.02.

                                    ARTICLE X

                       INDEMNIFICATION; CURE OR REPURCHASE

     SECTION 10.01 INDEMNIFICATION BY SELLER.

     Seller shall indemnify, defend and hold Purchaser harmless from and shall reimburse Purchaser for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including, but not limited to, reasonable attorneys' fees and legal or other expenses associated with investigation, defense and discovery) suffered or incurred by Purchaser before or after the Transfer Date which result from:

     (a) Any misrepresentation made by Seller in this Agreement or in any schedule, written statement or certificate furnished by Seller pursuant to this Agreement (including, without limitation, the information included in the Exhibits hereto);

     (b) Any breach of a representation or warranty by Seller, or the non-fulfillment of any term, covenant, condition or obligation of Seller contained in this Agreement, any Reconstitution Agreement, the Interim Servicing Agreement, or in any schedule, written statement or certificate furnished by Seller pursuant to this Agreement or the Interim Servicing Agreement;

     (c) Any error in originating, closing or servicing any of the Mortgage Loans (including, without limitation, errors in determination of interest rate and monthly payment adjustments) prior to the Transfer Date including improper action or failure to act when required to do so;

     (d) Any material defect in any Mortgage Loan existing as of the Transfer Date (including those defects subsequently discovered), or as a result of any act or omission of Seller or a Prior Servicer prior thereto;

     (e) Seller's failure to (i) permit Purchaser to examine records, (ii) comply with the provisions hereof or Purchaser's reasonable instructions regarding the transfer of Servicing or (iii) provide accurate information reasonably requested by Purchaser regarding the Mortgage Loans or the Servicing; or

     (f) Litigation, proceedings, governmental investigations, orders, injunctions or decrees the basis for which occurred on or prior to the Transfer Date involving the Servicing or any of the Mortgage Loans or resulting from any of the items described in Section 10.01(a)-(e) above;

provided, however, that Purchaser has taken all reasonable and appropriate actions to mitigate any such losses, damages, deficiencies, claims, causes of action or expenses. Seller shall promptly notify Purchaser of any litigation, proceedings, governmental investigations, orders, injunctions or decrees specified above. Upon receipt of such notice, Purchaser shall have the right to participate in the selection of counsel and the defense thereof; provided, however, that if Purchaser reasonably concludes that there may be legal defenses available to it that are different from or in addition to those available to Seller, Purchaser shall have the right to select separate counsel and to otherwise separately defend itself. Any exercise of such rights by Purchaser shall not relieve Seller of its obligations and liabilities under this Section
10.01 or any other provision of this Agreement.

     SECTION 10.02 INDEMNIFICATION BY PURCHASER.

     Purchaser shall indemnify, defend and hold Seller harmless from and shall reimburse Seller for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including, but not limited to, reasonable attorneys' fees and legal or other expenses associated with investigation, defense and discovery) suffered or incurred by Seller before or after the Transfer Date which result from:

     (a) Any misrepresentation made by Purchaser in this Agreement, or in any schedule, written statement or certificate furnished by Purchaser pursuant to this Agreement;

     (b) Any breach of a representation or warranty by Purchaser, or the non-fulfillment of any term, covenant, condition or obligation of Purchaser contained in this Agreement, any Reconstitution Agreement, the Interim Servicing Agreement or in any schedule, written statement or certificate furnished by Purchaser pursuant to this Agreement;

     (c) Any error of Purchaser in servicing any of the Mortgage Loans after the Transfer Date including improper action or failure to act when required to do so;

     (d)  Purchaser's failure to permit Seller to examine records; or

     (e) Litigation, proceedings, governmental investigations, orders, injunctions or decrees the basis for which occurred on or after the Transfer Date involving the Servicing or any of the Mortgage Loans or resulting from any of the items described in Section 10.02(a)-(d) above;

provided, however, that Seller has taken all reasonable and appropriate actions to mitigate any such losses, damages, deficiencies, claims, causes of action or expenses. Purchaser shall promptly notify Seller of any litigation, proceedings, governmental investigations, orders, injunctions or decrees specified above. Upon receipt of such notice, Seller shall have the right to participate in the selection of counsel and the defense thereof; provided, however, that if Seller reasonably concludes that there may be legal defenses available to it that are different from or in addition to those available to Purchaser, Seller shall have the right to select separate counsel and to otherwise separately defend itself. Any exercise of such rights by Seller shall not relieve Purchaser of its obligations and liabilities under this Section
10.02 or any other provision of this Agreement.

     SECTION 10.03 REPURCHASE.

     (a) Seller shall be responsible for any repurchases required by an investor following any Reconstitution and Purchaser shall be retained to service such repurchased Mortgage Loan in accordance with this Agreement.

     (b) Seller shall, at Purchaser's option, repurchase any Mortgage Loan for which the first monthly payment due in the month of the Transfer Date remains unpaid by the Mortgagor at the end of the month in which such payment was due.

                                   ARTICLE XI

  REMOVAL OF MORTGAGE LOANS FROM INCLUSION UNDER THIS AGREEMENT UPON AN AGENCY
          TRANSFER, WHOLE-LOAN TRANSFER OR A SECURITIZATION TRANSACTION
                       ON ONE OR MORE RECONSTITUTION DATES

     SECTION 11.01 AGENCY TRANSFER; WHOLE LOAN TRANSFER; SECURITIZATION TRANSACTION.

     (a) Seller and Purchaser agree that with respect to some or all of the Mortgage Loans, upon written notice (including all information described on Exhibit P hereto; provided that if the related Reconstitution Date occurs in the same month as the related Transfer Date, such notice will include the information set forth on Exhibit P that is available to the Seller at the time such notice is provided) to Seller at least ten (10) Business Days but in no event less than five (5) Business Days prior to any Reconstitution Date, Purchaser may effect either one or more Agency Transfer, Whole Loan Transfer, and/or Securitization; provided, however, that Purchaser shall not be required to recognize any such transfer or transaction to the extent that it would result in Mortgage Loans being serviced for more than four (4) investors hereunder. On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that in each such Agency Transfer, Whole Loan Transfer and/or Securitization Purchaser shall be retained as the servicer thereof.

     (b) Purchaser shall cooperate with Seller in connection with any Agency Transfer, Whole Loan Transfer or Securitization Transaction contemplated by Seller pursuant to this Section 11.01. In that connection, Purchaser agrees to:

               (i) cooperate reasonably with Seller and any prospective purchaser with respect to all reasonable requests;

               (ii) provide, at Seller's expense, to any Master Servicer or trustee, as applicable, and/or Seller any and all publicly available information and appropriate verification of information which may be reasonably available to Purchaser, whether through letters of its auditors and counsel or otherwise, as Seller, trustee or a Master Servicer shall reasonably request as to the related Mortgage Loans;

               (iii) service the Mortgage Loans in accordance with the
                    requirements of this Agreement;

               (iv) provide all other assistance reasonably requested by Seller including cooperating with Seller in its preparation of any disclosure documents. Accordingly, Seller shall be entitled to include in any disclosure document any unaltered information specifically requested by Seller for this purpose and provided by Purchaser and Purchaser acknowledges and agrees that the related investors will be permitted to rely on such information;

               (v) execute or acknowledge, at Seller's discretion, an assignment in the form of Exhibit H by Seller to a successor purchaser of some or all of the Mortgage Loans, which Mortgage Loans will be assigned subject to the representations and warranties set forth in this Agreement and covenants to service the Mortgage Loans on behalf of the successor purchaser in accordance with the terms and conditions of this Agreement or otherwise; and if Purchaser is required to be a party to any of the other Reconstitution Agreements, to execute such Reconstitution Agreement required to effectuate the foregoing. If Seller determines that Purchaser is required to be a party to any Reconstitution Agreement, Purchaser shall execute such Reconstitution Agreement within a reasonable period of time, but in no event shall such time exceed five (5) Business Days after mutual agreement between Purchaser and Seller as to the terms thereof;

               (vi) deliver to Seller such information, reports, letters and certifications as are required pursuant to Article XII and to indemnify Seller and its affiliates as set forth in
                    Article XII.

     (c) All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, Whole Loan Transfer or Securitization Transaction and any Mortgage Loans repurchased by the Seller shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                   ARTICLE XII

                          COMPLIANCE WITH REGULATION AB

     SECTION 12.01. INTENT OF THE PARTIES; REASONABLENESS.

     The Seller and the Purchaser acknowledge and agree that the purpose of this
Article XII of this Agreement is to facilitate compliance by the Seller and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Purchaser acknowledges that investors in privately offered securities may require that the Seller or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Seller nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the Sarbanes-Oxley Act. The Purchaser acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Seller, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Purchaser shall cooperate fully with the Seller and any Master Servicer to deliver to the Seller (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller, the Master Servicer or any Depositor to permit the Seller, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Purchaser, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Seller or any Depositor to be necessary in order to effect such compliance. In the event of any conflict between this Article XII and any other term or provision in this Agreement, the provisions of this Article XII shall control.

     The Seller (including any of its assignees or designees) shall cooperate the Purchaser by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Seller's reasonable judgment, to comply with Regulation AB.

     SECTION 12.02. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     (a) The Purchaser hereby represents to the Seller, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Seller, any Master Servicer or any Depositor under
          Section 12.03 that, except as disclosed in writing to the Seller, such Master Servicer or such Depositor prior to such date: (i) the Purchaser is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Purchaser; (ii) the Purchaser has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
          (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Purchaser as servicer has been disclosed or reported by the Purchaser; (iv) no material changes to the Purchaser's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Purchaser's financial condition that could have a material adverse effect on the performance by the Purchaser of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Purchaser or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Purchaser or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Seller, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Seller, any Master Servicer or any Depositor under Section 12.03, the Purchaser shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     SECTION 12.03. INFORMATION TO BE PROVIDED BY THE PURCHASER.

     In connection with any Securitization Transaction the Purchaser shall (i) within five (5) Business Days following request by the Seller or any Depositor, provide to the Seller and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Seller and such Depositor, the information and materials specified in paragraphs (c) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Purchaser, provide to the Seller and any Depositor (in writing and in form and substance reasonably satisfactory to the Seller and such Depositor) the information specified in paragraph (d) of this Section.

     (a)  [reserved]

     (b)  [reserved]

     (c) If so requested by the Seller or any Depositor, the Purchaser shall provide such information regarding the Purchaser, as servicer of the Mortgage Loans, and each Subservicer (each of the Purchaser and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Seller or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

               (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Seller or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

          (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

          (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

          (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

          (I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

          (J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Seller or any Depositor in writing in advance of such Securitization
          Transaction:

               (1)  the sponsor;

               (2)  the depositor;

               (3)  the issuing entity;

               (4)  any servicer;

               (5)  any trustee;

               (6)  any originator;

               (7)  any significant obligor;

               (8)  any enhancement or support provider; and

               (9)  any other material transaction party.

     (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Purchaser shall (or shall cause each Subservicer to) (i) provide prompt notice to any Master Servicer and any Depositor in writing of
          (A) any material litigation or governmental proceedings involving the Purchaser or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Purchaser or any Subservicer (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Purchaser, and (E) the Purchaser's entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Purchaser's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Seller and any Depositor a description of such proceedings, affiliations or relationships.

     (e) As a condition to the succession to the Purchaser or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Purchaser or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Purchaser or any Subservicer, the Purchaser shall provide to the Seller and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Seller and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Seller and such Depositor, all information reasonably requested by the Seller or any Depositor in order to comply with the Depositor's reporting obligation under Item
          6.02 of Form 8-K with respect to any class of asset-backed securities.

     (f) In addition to such information as the Purchaser, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Purchaser or any Subservicer, the Purchaser or such Subservicer, as applicable, shall, to the extent the Purchaser or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

          (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (g) The Purchaser shall provide to the Seller, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Purchaser or any Subservicer or the Purchaser or such Subservicer's performance hereunder.

     SECTION 12.04. PURCHASER COMPLIANCE STATEMENT.

     On or before March 1 of each calendar year, commencing in 2007, the Purchaser shall deliver to any Master Servicer and any Depositor (upon request) a statement of compliance addressed to the Seller, such Master Servicer and such Depositor and signed by an authorized officer of the Purchaser, to the effect that (i) a review of the Purchaser's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Purchaser has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     SECTION 12.05. REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION.

     (a) On or before March 1 of each calendar year, commencing in 2007, the Purchaser shall:

               (i) deliver to any Master Servicer and any Depositor (upon request) a report (in form and substance reasonably satisfactory to the Seller, such Master Servicer and such Depositor) regarding the Purchaser's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Seller, such Master Servicer and such Depositor and signed by an authorized officer of the Purchaser, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit O hereto;

               (ii) deliver to any Master Servicer and any Depositor (upon request) a report of a registered public accounting firm reasonably acceptable to the Seller, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Purchaser and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Subservicer, and each Subcontractor determined by the Purchaser pursuant to Section 12.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and, to the extent required of such Subservicer or Subcontractor under Item 1123 of Regulation AB, an annual compliance certificate as and when provided by Section 12.04, to deliver to the Seller, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

               (iv) if requested by any Depositor or any Master Servicer not later than March 1 of the calendar year in which such certification is to be delivered, deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Seller, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
                    2002) on behalf of an asset-backed issuer with respect to a

                    Securitization Transaction a certification, signed by the appropriate officer of the Purchaser, in the form attached hereto as Exhibit N.

     The Purchaser acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Purchaser pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Seller, any Depositor or any Master Servicer will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.

     (b)  Each assessment of compliance provided by a Subservicer pursuant to
          Section 12.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit O hereto delivered to the Seller concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 12.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Purchaser pursuant to Section 12.06.

     SECTION 12.06. USE OF SUBSERVICERS AND SUBCONTRACTORS.

     The Purchaser shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Purchaser as servicer under this Agreement or any Reconstitution Agreement unless the Purchaser complies with the provisions of paragraph (a) of this Section. The Purchaser shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Purchaser as servicer under this Agreement or any Reconstitution Agreement unless the Purchaser complies with the provisions of paragraph (b) of this Section.

     (a) It shall not be necessary for the Purchaser to seek the consent of the Seller, any Master Servicer or any Depositor to the utilization of any Subservicer. The Purchaser shall cause any Subservicer used by the Purchaser (or by any Subservicer) for the benefit of the Seller and any Depositor to comply with the provisions of this Section and with Sections 12.02, 12.03(c), (e), (f) and (g), 12.04, 12.05 and 12.07 of
          this Agreement to the same extent as if such Subservicer were the Purchaser, and to provide the information required with respect to such Subservicer under Section 12.03(d) of this Agreement. The Purchaser shall be responsible for obtaining from each Subservicer and delivering to the Seller and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 12.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 12.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 12.05 as and when required to be delivered.

     (b) It shall not be necessary for the Purchaser to seek the consent of the Seller, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Purchaser shall promptly upon request provide to the Seller, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Seller, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Purchaser or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     (c) As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of
          Item 1122 of Regulation AB, the Purchaser shall cause any such Subcontractor used by the Purchaser (or by any Subservicer) for the benefit of the Seller and any Depositor to comply with the provisions of Sections 12.05 and 12.07 of this Agreement to the same extent as if such Subcontractor were the Purchaser. The Purchaser shall be responsible for obtaining from each Subcontractor and delivering to the Seller and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 12.05, in each case as and when required to be delivered.

     SECTION 12.07. INDEMNIFICATION; REMEDIES.

     (a) The Purchaser shall indemnify the Seller, each affiliate of the Seller, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under this Article XII by or on behalf of the Purchaser, or provided under this Article XII by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
                    (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

               (ii) any breach by the Purchaser of its obligations under this
                    Article XII, including particularly any failure by the Purchaser, any Subservicer or Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XII, including any failure by the Purchaser to identify pursuant to Section 12.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

               (iii) any breach by the Purchaser of a representation or warranty set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Purchaser of a representation or warranty in a writing furnished pursuant to Section 12.02(b) to the extent made as of a date subsequent to such closing date; or

               (iv) the negligence, bad faith or willful misconduct of the
                    Purchaser in connection with its performance under this
                    Article XII.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Purchaser agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Purchaser on the other.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Purchaser shall promptly reimburse the Seller, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the

Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Purchaser, any Subservicer or any Subcontractor.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (b) (i) Any failure by the Purchaser, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XII, or any breach by the Purchaser of a representation or warranty set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Purchaser of a representation or warranty in a writing furnished pursuant to Section 12.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Purchaser under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Seller, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Purchaser as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Purchaser and if the Purchaser is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer, in accordance with the related securitization agreement, reasonably acceptable to any Master Servicer of such Securitization Transaction; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Purchaser as servicer, such provision shall be given effect.

          (ii) Any failure by the Purchaser, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 12.04 or 12.05, including (except as provided in the following paragraph) any failure by the Purchaser to identify pursuant to
               Section 12.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Purchaser under this Agreement and any applicable Reconstitution

               Agreement, and shall entitle the Seller, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Purchaser as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Purchaser; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Purchaser as servicer, such provision shall be given effect.

     None of the Seller, any Master Servicer, nor any Depositor shall be entitled to terminate the rights and obligations of the Purchaser pursuant to this subparagraph (b)(ii) if a failure of the Purchaser to identify a Subcontractor "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (iii) The Purchaser shall promptly reimburse the Seller (or any designee of the Seller, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Seller (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Purchaser as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Seller or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     SECTION 12.08 THIRD PARTY BENEFICIARY.

     For purposes of Articles XI and XII only each Master Servicer shall be considered a third party beneficiary of this Agreement, entitled to all the rights and benefits as if it were a direct party to this Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.01 COSTS AND EXPENSES.

     Whether or not the transactions hereby contemplated shall be consummated, costs and expenses incurred in connection with the transactions contemplated hereby shall be paid as follows:

     (a) Seller shall pay all fees necessary to transfer the Servicing to Purchaser, including, but not limited to, any recording or filing fees, MERS transfer of servicing and/or registration fees, any costs, fees and expenses payable to any state or federal agencies, Rating Agencies, master servicer, subservicer, trustee, Seller's custodian and any transit vendor engaged by Seller in connection with the shipping of the loan files and delivery of all final documentation.

     (b) Except as otherwise provided herein, Seller and Purchaser shall each pay the expenses incurred by it or its affiliates in connection with the transactions contemplated hereby.

     SECTION 13.02 CONFIDENTIALITY.

     Each party understands that certain information which it has been furnished and will be furnished in connection with this transaction, including, but not limited to information concerning business procedures, servicing fees or prices, Non Public Personal Information and/or Personally Identifiable Financial Information (as those terms are defined in Sections 573.3(n) and (o) of the Office of Thrift Supervision Regulations on Privacy of Consumer Information published at 12CFR Chapter V implementing Title V of the Gramm-Leach-Bliley
Act), policies or plans of the other party or any of its affiliates, is confidential and proprietary, and each party agrees that it will maintain the confidentiality of such information and will not disclose it to others or use it except in connection with the proposed acquisition contemplated by this Agreement, without the prior written consent of the party furnishing such information. Information which is generally known in the industry concerning a party or among such party's creditors generally or which has been disclosed to the other party by third parties who have a right to do so shall not be deemed confidential or proprietary information for these purposes. If Purchaser, any of its affiliates or any officer, director, employee or agent of any of the foregoing is at any time requested or required to disclose any information supplied to it in connection with the transactions contemplated hereby, Purchaser agrees to provide Seller with prompt notice of such request(s) so that Seller may seek an appropriate protective order and/or waive Purchaser's compliance with the terms of this Section 13.02. If Seller, any of its affiliates or any officer, director, employee or agent of any of the foregoing is at any time requested or required to disclose any information supplied to it in connection with the transactions contemplated hereby, Seller agrees to provide Purchaser with prompt notice of such request(s) so that Purchaser may seek an appropriate protective order and/or waive Seller's compliance with the terms of this Section 13.02. Notwithstanding the terms of this Section 13.02, if, in the absence of a protective order or the receipt of a waiver hereunder, Purchaser or Seller is nonetheless, in the opinion of its counsel, compelled to disclose information concerning the other party to any tribunal or else stand liable for contempt or suffer other censure or penalty, Purchaser or Seller may disclose such information to such tribunal without liability hereunder. If the proposed acquisition is not consummated, each party agrees to promptly return to the other, immediately upon request, all confidential materials, and all copies thereof, which have been furnished to it in connection with the transactions contemplated hereby.

     SECTION 13.03 BROKER'S FEES.

     Each party hereto represents and warrants to the other that it has made no agreement to pay any finder's, agent's, broker's or originator's fee arising out of or in connection with the subject matter of this Agreement. The parties hereto shall indemnify and hold each other harmless from and against any such obligation or liability and any expense incurred in investigating or defending (including reasonable attorneys' fees) any claim based upon the other party's actions in connection with such obligation.

     SECTION 13.04 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     Each party hereto covenants and agrees that the representations and warranties in this Agreement, and in any document delivered or to be delivered pursuant hereto, shall survive the Transfer Date.

     SECTION 13.05 NOTICES.

     All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid or by prepaid overnight delivery service:

     (a)  If to Seller, to:

          Merrill Lynch Mortgage Lending Inc.
          4 World Financial Center
          9th Floor
          New York, NY 10080
          Attn: Asset Management

     (b)  If to Purchaser, to:

          CitiMortgage, Inc.
          1000 Technology Drive
          O'Fallon, Missouri 63368
          Attn: Capital Markets

          With a copy to:

          CitiMortgage, Inc.
          1000 Technology Drive, MS #140
          O'Fallon, Missouri 63368
          Attn: Office of the General Counsel

or to such other address as Purchaser or Seller shall have specified in writing to the other.

     SECTION 13.06 WAIVERS.

     Either Purchaser or Seller may, by written notice to the other:

     (a) Extend the time for the performance of any of the obligations or other transactions of the other; and

     (b) Waive compliance with or performance of any of the terms, conditions, covenants or obligations required to be complied with or performed by the other hereunder.

The waiver by Purchaser or Seller of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

     SECTION 13.07 ENTIRE AGREEMENT; AMENDMENT; CONSTRUCTION.

     This Agreement constitutes the entire agreement between the parties with respect to the sale of the Servicing and supersedes all prior agreements with respect thereto. This Agreement may be amended only in a written instrument signed by both Seller and Purchaser.

     SECTION 13.08 BINDING EFFECT.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

     SECTION 13.09 HEADINGS.

     Headings on the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     SECTION 13.10 APPLICABLE LAW.

     This Agreement and the Interim Servicing Agreement shall be construed in accordance with the laws of the State of New York. The parties select as the forum for any litigation relating to this Agreement and the Interim Servicing Agreement, and acknowledge in connection therewith the exclusive jurisdiction of, the U.S. District Court for the Southern District of New York and the state courts of New York.

     SECTION 13.11 INCORPORATION OF EXHIBITS.

     The Exhibits attached hereto shall be incorporated herein and shall be understood to be a part hereof as though included in the body of this Agreement.

     SECTION 13.12 COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 13.13 SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the rights of the parties hereto.

     SECTION 13.14 PUBLIC ANNOUNCEMENT.

     No public release or statement concerning the subject matter of this Agreement shall be made by either party without the express written consent and approval of the other party.

     SECTION 13.15 PURCHASER NOT TO RESIGN.

     The Purchaser shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Purchaser in which event the Purchaser may resign as servicer. Any such determination permitting the resignation of the Purchaser as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller which Opinion of Counsel shall be in form and substance acceptable to the Seller and which shall be provided at the cost of the Purchaser. No such resignation shall become effective until a successor shall have assumed the Purchaser's responsibilities and obligations hereunder in the manner provided in
Section 13.17. Notwithstanding the foregoing, and, except as otherwise set forth herein, Purchaser shall have the right to assign its rights under this Agreement to any corporation or bank more than 50% of the voting stock of which is, directly or indirectly, owned by Citigroup, Inc.; provided that such assignee shall meet the criteria set forth in Section 13.16(b) hereof and that if such assignment results in a successor servicer, Purchaser shall provide prompt notice thereof to Seller prior to such succession.

     SECTION 13.16 MERGER OR CONSOLIDATION OF THE PURCHASER.

     (a) The Purchaser shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Purchaser to perform its duties under this Agreement.

     (b) Any Person into which the Purchaser may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Purchaser shall be a party, or any Person succeeding to the business of the Purchaser, shall be the successor of the Purchaser hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be (i) an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans (ii) shall be a Fannie Mae or Freddie Mac approved seller/servicer (iii) have a net worth of at least $15,000,000 and (iv) Purchaser shall have provided prompt notice thereof to Seller prior to such succession.

     SECTION 13.17 SUCCESSOR TO PURCHASER.

     (a) Prior to termination of the Purchaser's responsibilities and duties under this Agreement pursuant to Sections (W) or (Y) of Exhibit M, the Seller shall (i) succeed to and assume all of the Purchaser's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Purchaser as servicer under this Agreement. In connection with such appointment and assumption, the Seller may make such arrangements for the reasonable compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Purchaser's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to Sections (W) or
          (Y) of Exhibit M, the Purchaser shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Seller or such successor. The termination of the Purchaser as servicer pursuant to Sections (W) or (Y) of Exhibit M shall not become effective until a successor shall be appointed pursuant to this Section 13.17.

     (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Purchaser, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and the Purchaser shall indemnify such successor for, any and all liabilities arising out of the Purchaser's acts as servicer. Any termination of the Purchaser as servicer pursuant to Sections (W) or
          (Y) of Exhibit M shall not affect any claims that the Seller may have against the Purchaser arising prior to any such termination or resignation or remedies with respect to such claims.

     (c) The Purchaser shall timely deliver to the successor the funds in the related Custodial Account, REO Account and the related Escrow Account and the servicing files and related documents and statements held by it hereunder and the Purchaser shall account for all funds. The Purchaser shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Purchaser as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Purchaser for amounts the Purchaser actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Purchaser pursuant to this Agreement but for the appointment of the successor servicer.

     IN WITNESS WHEREOF, each of the undersigned parties to this Agreement has caused this Agreement to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.
                                        Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITIMORTGAGE, INC.
                                        Purchaser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                           SCHEDULE OF MORTGAGE LOANS

Seller shall provide a trial balance type report of the Mortgage Loans consisting of the following information in accordance with Section 7.09(a) of the Agreement:

          Seller Account Number
          Borrower Name
          Current Principal Balance
          Current Escrow Balance
          Current Buydown Balance
          Current Unapplied Suspense Balance
          Current Late Charge Balance
          Current Total Payment
          Current P&I Constant
          Current T&I Constant
          Current Paid-to-Date
          Aggregate Current Principal Balance
          Aggregate Current Escrow Balance
          Aggregate Current Buydown Balance
          Aggregate Current Unapplied Suspense Balance
          Aggregate Current Late Charge Balance
          Aggregate Current Total Payment
          Aggregate P&I Constant
          Aggregate T&I Constant
          Total Number of Loans

                                   EXHIBIT B-1

                 ESTIMATED PURCHASE PRICE COMPUTATION WORKSHEET

Unpaid Principal Balance as of [__, 2006]   $___________________________________

Excluding Delinquent Mortgages
[(adjusted unpaid principal Balance as
of __, 2006])                               (__________________________________)

Adjusted Unpaid Principal Balance           $___________________________________

Purchase Price Percentage
   ________%                                X___________________________________

Net Estimated Purchase Price                $___________________________________

Deposit Percentage                          X 30%

Completed By: __________________________    Phone Number: ______________________

ATTACHMENT:

A list of Delinquent Mortgages as of [__, 2006].

The attachment shall include the unpaid principal balance of each Mortgage Loan, the total Mortgage Loan count and the aggregate unpaid principal balance of the Mortgage Loans.

FORWARDING INSTRUCTIONS

CitiMortgage, Inc.
1000 Technology Drive
O'Fallon, Missouri 63368
Attn: Dan Hoffman

                                ATTACHMENT B-1-I

                            DELINQUENT MORTGAGE LOANS
                                 AS OF __, 2006

The list of Mortgage Loans should include the unpaid principal balance of each Delinquent Mortgage Loan as of the close of business on __, 2006, the total number of Mortgage Loans and aggregate unpaid principal balance of all Mortgage Loans on the list.

                                   EXHIBIT B-2

                      PURCHASE PRICE COMPUTATION WORKSHEET

Unpaid Principal Balance as of Sale Date    $___________________________________

Excluding:

          (i)  Delinquent Mortgages (not
               excluded from the Purchase
               Price paid on __, 2006)      (__________________________________)

          (ii) Prepaid Mortgage Loans
               (on or prior to
               ______, 2006)                (__________________________________)

          (iii) $____ per Mortgage Loan
                90 days or more past due
                or in bankruptcy,
                foreclosure or litigation
                (as of Transfer Date)       (__________________________________)

          (iv) Mortgages Loans
               repurchased/removed
               prior to the Transfer Date   (__________________________________)

Purchase Price Percentage
   _________%                               X___________________________________

Purchase Price                              $___________________________________

Purchase Price due 1 Business Days after
Transfer Date                               $___________________________________

Completed By: ___________________________   Phone Number: ______________________

ATTACHMENTS

I    A list of Delinquent Mortgages as of the Transfer Date.

II   A list of prepaid Mortgages Loans on or prior to ______, 2006.

III A list of Mortgage Loans 90 days or more past due or in bankruptcy, foreclosure or litigation, as of the Transfer Date, and transferred to Purchaser.

IV   A list of repurchased/removed Mortgage Loans prior to the Transfer Date.

Each attachment shall include the unpaid principal balance of each Mortgage Loan, the total Mortgage Loan count and the aggregate unpaid principal balance of the Mortgage Loans.

FORWARDING INSTRUCTIONS

CitiMortgage, Inc.
1000 Technology Drive
O'Fallon, Missouri 63368
Attn: Dan Hoffman

                                ATTACHMENT B-2-1

                            DELINQUENT MORTGAGE LOANS
                               AS OF TRANSFER DATE

The list of Mortgage Loans should include the unpaid principal balance of each Mortgage Loan as of the Sale Date, the total number of Mortgage Loans and aggregate unpaid principal balance of all Mortgage Loans on the list.

                                ATTACHMENT B-2-II

                             MORTGAGE LOANS PREPAID
                     PRIOR TO CLOSE OF BUSINESS _____, 2006

The list of Mortgage Loans should include the unpaid principal balance of each Mortgage Loan as of the Sale Date, the total number of Mortgage Loans and aggregate unpaid principal balance of all Mortgage Loans on the list.

                               ATTACHMENT B-2-III

           MORTGAGE LOANS 90 DAYS OR MORE PAST DUE OR IN BANKRUPTCY,
               FORECLOSURE OR LITIGATION AS OF THE TRANSFER DATE

The list of these Mortgage Loans should include the unpaid principal balance of each such Mortgage Loan as of the Sale Date, the total number of such Mortgage Loans and aggregate unpaid principal balance of all such Mortgage Loans on the list.

                                ATTACHMENT B-2-IV

                       MORTGAGE LOANS REPURCHASED/REMOVED
                           PRIOR TO THE TRANSFER DATE

The list of these Mortgage Loans should include the unpaid principal balance of each such Mortgage Loan as of the Sale Date, the total number of such Mortgage Loans and aggregate unpaid principal balance of all such Mortgage Loans on the list.

                                    EXHIBIT C

                               TAPE SPECIFICATIONS
                            DATA FILE SPECIFICATIONS

                        Data File - Transfer Data Fields

Loan Number                                                     Interest Only Term
-----------                                                     ------------------
Principal & Interest Payment                                    Convert Code

Escrow Payment                                                  Assumption Status

Original Loan Amount           Number of Borrowers                 INSURANCE INFORMATION

Origination Date                                                Escrow/ Non-Escrow

Term Closed (Months)                                            Type of Insurance

Balloon Date                   Monthly Income                   Frequency

Maturity Date                  Monthly Payment                  Insurance Company Name

Note Rate (Current Rate)       Monthly Obligation               Insurance Company Address

Loan Type (Conv, Conv w/
   MI, FHA, VA)                Property Address                 Policy Number

Late Charge Codes (e.g. %
   PI or % PITI)               Property County                  Coverage Amount of Policy

Late Charge Factor (%)         Property City, State, Zip Code   Disbursement Date

Grace Days                     Mailing Address                  Annual Premium

Appraised Date                 Mailing City, State, Zip Code       TAX INFORMATION

Appraised Amount               Interest Method                  Escrow/ Non-Escrow

Sales Price                    Prepayment Flag                  Type of Tax

1st Payment Due Date           Prepay Pen Exp Date              Frequency

Purpose                        LTV                              Name of Taxing Authority

Occupancy                      CLTV                             Address of Taxing Authority

Property Type                  ARM Type                         Next Tax Disbursement Due

Number of Units                Adjustment Rate Cap              Amount of Next Tax Payment

Approval Type (Docs Type)      Maximum Interest Rate               PMI INFORMATION

Program/Sub program Type       Margin                           Escrow/ Non-Escrow

DU/LP System                   Minimum Interest Rate            Certificate Number

DU/LP Decision                 Max Rate Adjustment              Name of Insurance Carrier

DU/LP Case Number              Next PI Change Date              Monthly or Annual Product

Next Due Date                  Original Interest Rate           Disbursement Date

Interest Pd to Date            1st Interest Rate Chang Date     Last Amount Paid

Current Principal Balance      1st Interest Change Maximum      80% LTV Date

Unapplied/Suspense Balance     1st Interest Change Minimum      78% LTV Date

Uncollected Late Charges       MERS Identification Number       Midpoint Date

Delinquency Expense            MOM Flag                         MI Coverage Percentage

Escrow Balance                 Debt Ratio                          MI INFORMATION

   NSF Fees                    FICO Score                       Escrow/ Non-Escrow

Buydown Balance                Lien Type                        One Time MIP Payment

Original Buydown Balance       Payments Per Year                Date Last Paid to HUD

Buydown Interest Rate                                           Amount Paid

Borrower Name (first & last)                                    Amount of Monthly Payment

Co-borrower Name (first &
   last)                                                        Disbursement Date

Borrower SSN                                                    Yearly Amount

Co-Borrower SSN                                                 Case/ Section Number

Borrower Gender                                                    ACH DRAFT DATA

Borrower Race                                                   Customer's Full Name

Borrower Ethnicity                                              Bank Routing Number

Co-Borrower Gender                                              Checking or Savings Indicator

Co-Borrower Race                                                Checking or Savings Account #

Co-Borrower Ethnicity                                           Additional Principal Payment Amount

Primary Marital Status         Interest Only Flag               Draft Date

                                    EXHIBIT D

                             MORTGAGE LOAN DOCUMENTS

Servicing File Contents

Copies (unless otherwise indicated or unless an original is provided), of the following servicing file documents should be delivered to Purchaser or Purchaser's custodian (as directed by Purchaser):

1. Copies of Recorded Security Instrument - Mortgage/Deed of Trust - and applicable riders and addendums (as available) and any assignments.

2.   Copies of Notes, riders and allonges (as available).

3.   Copies of MI Certificate (if applicable and as available).

4.   Certified copy of the Power of Attorney (if applicable and as available).

5.   Copies of Modification and Buydown Agreements (if applicable).

6. Copies of Documentation for any full or partial releases of security or any waivers of liability.

7.   Copies of Assumption documents.

8. Copies of Proof of borrower name change (death certificate, marriage certificate, etc.), if applicable.

9. Truth in Lending and RESPA disclosures, including applicable agency (OTS, OCC etc.) disclosures, or customer receipt of variable rate disclosures.

10.  Closing statement (HUD-1) (including Addendum).

11.  Escrow assignments (if required).

12.  Name affidavit (if applicable).

13.  Right of Rescission (if applicable).

14.  Copy of entire credit package (as appropriate for loan type):

     1)   Application

     2)   VOE, VOD, VOC

     3)   Credit Report

     4)   Transmittal Summary

15. Proof of Claim for any Mortgage Loan in bankruptcy (which may be in a separate file).

16. Any and all other origination, and closing documentation available but not listed above.

17. Documentation for Delinquent Mortgage Loans for which loss mitigation, foreclosure and/or bankruptcy action has been completed or is in process as of the Transfer Date (which may be in a separate file).

18. Copies of Title insurance policy, Torrens certificate or Abstract and Attorney's Opinion (original or copy with original signature, as applicable) with applicable endorsements.

19. Outstanding document reports, one from Seller and one from Seller's document custodian, including all documents to be delivered as part of the Collateral File. For purposes of these reports defective documents should be treated as outstanding documents.

                                    EXHIBIT E

                        SCHEDULE OF SERVICING INFORMATION

Seller shall provide to Purchaser the following information with respect to each Mortgage Loan in the format of the CPI master records, escrow payee, ACH layout, ARM/current and ARM/historical data tapes, pool header, laser header and investor header data tapes:

Account Number
APR Rate
Annual Interest Rate (Note Rate)
Application Date
Appraisal Date
Assumption Code
Assumption Date
Balloon Date
Billing Address
Borrower Name - Primary
Borrower Name - Secondary
Buydown Assist Amount
Buydown Balance
Buydown Balance Original
Census Tract
County Code
Escrow Balance Current
Escrow Current Monthly
   (T&I Payment Amount)
Escrow Projected Monthly
   (T&I Forecasted Payment Amount)
Exemption Flag (Withholding Tax)
First Payment Due Date
Flood Insurance (Required Code)
Foreign Mailing Address Code
GPM Plan Code
Grace Days
Interest Method
Investor Account Number
Investor Rate
Investor Service Fee
Land Value
Late Charge Balance
Late Charge Factor
Late Charge Minimum Amount
Late Charge Maximum Amount
Legal Description
Loan Term
Loan Type
Maturity Date
MI Rate
Number of Units
Original Loan Amount
Origination Date
Paid to Date or Next Due Date
Payoff Flag
Pool Insurance Commitment Expiration Date
Pool Insurance Commitment Number
Pool Insurance Company
Prepayment Penalty
Principal & Interest Payment Amount - Current
Principal & Interest Payment Amount - Projected
Principal Balance Current
Product Code
Property Address
Property Appraisal Amount
Property Code
Property Type
Property Use Code
Replacement Cost
Sale Price
SMSA Code
Social Security Number Certification Indicator
Social Security Number Primary Borrower
Social Security Number Secondary Borrower
State Code
Sub Type
Suspense Balance
Telephone Number Primary Home
Telephone Number Work
Unapplied Funds Balance Occur(1)-Restricted Escrow
Unapplied Funds Code Occur(1)-Restricted Escrow
Unapplied Funds Balance Occur(4)-Suspense Balance
Unapplied Funds Code Occur (4)-Suspense Balance
Uncollected Credit Insurance
Year Built

                                   Escrow Data

                                Hazard Insurance

Hazard Insurance Company/Agent          Expiration Date of Policy
   Name and Payee Number                Premium Amount Last Paid
Escrow Status (escrow/non escrow)       Policy Number
Coverage Amount of Policy               Pay Frequency
Sequence Codes

                                 Flood Insurance

Flood Insurance Company/Agent           Expiration Date of Policy
   Name and Payee Number                Premium Amount Last Paid
Escrow Status (escrow/non escrow)       Policy Number
Coverage Amount of Policy               Pay Frequency
Number of Months of Cushion

                               Mortgage Insurance

MI Company Name and Number              Date Next Premium Due
MI Certificate Number                   Premium Amount Last Paid
FHA Anniversary Date                    FHA Premiums Paid to Date

                               Optional Insurance

Insurance Company Name/Payee            Due Date of Next Disbursement
   Number                               Premium Amount Last Paid
Policy Number                           Pay Frequency
Effective Date of Policy                Expiration Date of Policy
Type of Coverage                        Coverage Amount of Policy

                                      Taxes

Taxing Authority Name/Payee Number      Due Date of Next Disbursement
Parcel Number or Related TIN            Amount of Last Paid Tax Bill
Pay Frequency                           Type of Tax (county/city/school)
Escrow Status (escrow/non escrow)       Number of Months of Cushion
Loan Level Stops and/or Flags

                                    ACH Data
                              (in cartridge format)

Draft Date                              Billing Method
Transit/Routing Number                  Override Account Length
Billable Account Number                 Additional Amount

                                    MERS Data

MIN Number                              Original Recording Indicator
MOM Indicator                           Original Trustee
MERS Registration Date                  Assignment Recording Information
MERS Registration Status                Assignee Name
Lien Type                               Assignor Name
Mortgage Recording Information          County Name
Security Instrument Number              MERS Quality Review Flag
Torrens Certificate Number              Book Number
Recording Date                          Page Number
Original Beneficiary /Mortgagee         Recording Number

                                    EXHIBIT F

              ADDITIONAL INFORMATION/DOCUMENTATION TO BE DELIVERED

Unless originals are specified below, the following documents and information may be provided in a mutually acceptable electronic format:

1. Flood & Hazard Insurance Policies and notice template letter with list of flood and hazard insurance companies and/or agents attached containing the prepared change endorsement requests with standard mortgagee clause endorsed in favor of "CitiMortgage, Inc., it successors and/or assigns."

2. A tape cartridge(s) of full payment history, including all interest credited to the Related Escrow Account for the prior two years, a tape cartridge(s) of delinquency notes for the prior two years, and a tape cartridge(s) of 2005 year-end borrower and mortgagor escrow analysis.

3. A loan level report of payoff and assumption statements and/or quotes made within thirty (30) days prior to the Transfer Date.

4. A schedule enumerating each Mortgage Loan which requires special handling with a statement of the reasons therefor and all relevant documentation attached (for example, SSCRA).

5. End-of-month delinquency report listing delinquent accounts in each level of delinquency (30, 60, 90 and 120+), bankruptcies and foreclosures for each month-end for the two months occurring sixty (60) days prior to the Transfer Date.

6.   An example of the notices to MI companies.

7. List of all Mortgage Loans for which hazard or flood insurance has been force placed including the hazard and flood insurance information requested in Exhibit C regarding any such Mortgage Loans.

8.   List of all Mortgage Loans with buydown agreements in effect.

9.   List of all Mortgage Loans without hazard insurance or on a master binder.

10. List of all Mortgage Loans with canceled or expired hazard insurance policies.

11.  List of all Mortgage Loans with hazard insurance applications or binders.

12. With respect to Mortgage Loans with delinquent taxes, a copy of the correspondence (i) Mortgagors requesting payment, (ii) tax collectors and/or title companies (if applicable) and (iii) Mortgagors of Property Assessed with Others (WOPS) outlining responsibility to obtain bill after property has been segregated.

13. List of all canceled MI policies identifying those with LTVs greater than 80%, if applicable.

14. List of all Mortgage Loans with analysis, disbursement or process/payment stops or flags.

15. For all Mortgage Loans with money in suspense, a loan level listing reflecting the dollar amount and corresponding mancode.

16. List of Mortgage Loans subject to backup withholding for interest on escrows.

17. List of all accrued but unpaid late fees and other charges, as of the Transfer Date, identified by Mortgage Loan and in the aggregate.

18.  If balloon Mortgage Loans are included in the sale:

     (a) List of all balloon Mortgage Loans maturing from the Transfer Date to ninety (90) calendar days after the Transfer Date; and

     (b)  A copy of all customer notifications.

19.  If Mortgage Loans in bankruptcy will be transferred:

     (a)  System screen prints reflecting loan level bankruptcy data;

     (b) A copy of notification to the bankruptcy trustee advising that the Mortgage Loan file has been transferred to Purchaser; and

     (c) A loan level report reflecting corporate advance transactions along with corresponding descriptions; totals should be provided for each Mortgage Loan along with a grand total.

20.  If delinquent Mortgage Loans will be transferred:

     (a)  Collection notes/comments: and

     (b) A copy of each enforceable breach letter on any account that has not been referred to foreclosure.

21.  If Mortgage Loans in foreclosure will be transferred:

     (a) A list of all Mortgage Loans with a foreclosure sale scheduled within thirty (30) calendar days following the Transfer Date;

     (b)  System screen prints reflecting loan level foreclosure data;

     (c) A copy of notification to the foreclosure attorney advising that the Mortgage Loan file has been transferred to Purchaser; and

     (d) A loan level report reflecting corporate advance transactions along with corresponding descriptions; totals should be provided for each Mortgage Loan along with a grand total.

22. If Mortgage Loans in loss mitigation process will be transferred, copies of system screen prints reflecting loan level loss mitigation information.

23.  Any work-in-process documentation to encompass:

     (a)  Hazard and flood insurance loss drafts with files;

     (b)  Mortgage insurance claims;

     (c)  ACH requests not systematically set up;

     (d)  Assumptions; and

     (e) Customer research/investigations, including two (2) years of payment history for each open item.

24.  Copies of all transfer notices required by Section 7.04 of the Agreement.

----------
Unless otherwise indicated, any reference herein to "copy" shall be deemed to include either "hard" copy, microfilm or microfiche.

                                    EXHIBIT G

                         OPTIONAL INSURANCE INFORMATION

Seller shall provide, if applicable:

1. A list of all Mortgage Loans for which life insurance, accidental death insurance, or accident and health (disability) insurance has been purchased identifying:

(a)  prepaid premiums;

(b)  pending claims (including a brief description of each claim);

(c)  whether there is group or individual coverage;

(d)  the name of the insurer;

(e)  whether there is joint coverage;

(f)  the amount of the premium for each type of insurance;

(g)  the name(s) of the insured(s); and

(h) any other information relating to such insurance which Purchaser shall reasonably request.

                                    EXHIBIT H

                                     FORM OF

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (the "Agreement") made this ______ day of __________, 200__, among (the "Assignor"), ________________ (the "Assignee") and CitiMortgage, Inc. ("CitiMortgage").

     In consideration of the mutual promises contained herein the parties hereto agree that the mortgage loans (the "Mortgage Loans") listed on Attachment 1 annexed hereto (the "Mortgage Loan Schedule") now serviced by CitiMortgage for Assignor and its successors and assigns pursuant to the Mortgage Servicing Purchase and Sale Agreement dated as of _____________, 2006, between Assignor and CitiMortgage (the "Servicing Agreement") shall be subject to the terms of this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

                            ASSIGNMENT AND ASSUMPTION

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Mortgage Loans and, to the extent of the Mortgage Loans, all of its right, title and interest in, to and under the Servicing Agreement.

                                   WARRANTIES

     2. Assignor warrants and represents to, and covenants with, the Assignee as of the date hereof that:

     (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever and upon the transfer of the Mortgage Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Mortgage Loan, as well as any and all of Assignee's interests, rights and obligations under the Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

     (c) There are no offsets, counterclaims or other defenses available to Assignor with respect to the Mortgage Loans or the Servicing Agreement;

     (d) Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, the Mortgage Loans;

     (e) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (f) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and CitiMortgage, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

     3. Assignee warrants and represents to, and covenants with, Assignor and CitiMortgage that as of the date hereof:

     (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

     (b) Assignee has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and CitiMortgage, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby; and

     (d) Assignee agrees to be bound, as "Seller" (as such term is defined under the Servicing Agreement), by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of Assignor and CitiMortgage all of Assignor's obligations as Seller thereunder.

     3. CitiMortgage warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

     (a) The CitiMortgage is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

     (b) CitiMortgage has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of CitiMortgage's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of CitiMortgage's charter or by-laws or any legal restriction, or any material agreement or instrument to which CitiMortgage is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which CitiMortgage or its property is subject. The execution, delivery and performance by CitiMortgage of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of CitiMortgage. This Agreement has been duly executed and delivered by CitiMortgage and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of CitiMortgage enforceable against CitiMortgage in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by CitiMortgage in connection with the execution, delivery or performance by CitiMortgage of this Agreement, or the consummation by it of the transactions contemplated hereby.

                             RECOGNITION OF ASSIGNEE

     4. From and after the date hereof, CitiMortgage shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans in accordance with the Servicing Agreement, as if Assignee and CitiMortgage had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of Assignor, CitiMortgage and Assignee that the Agreement will constitute a separate and distinct servicing agreement, and the entire agreement, between CitiMortgage and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

     5. The Mortgage Loans shall be serviced by CitiMortgage for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

                                  MISCELLANEOUS

     6. All demands, notices and communications related to the Mortgage Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

     (a)  In the case of CitiMortgage,

          CitiMortgage, Inc.
          1000 Technology Drive, MS 55,
          O'Fallon, Missouri 63368
          Attention: Capital Markets

          with a copy to

          Investor Reporting Department, MS 314

     (b)  In the case of Assignee

          ___________________________

          ___________________________

          ___________________________

          Attention: ________________

     (c)  In the case of Assignor,

          ___________________________

          ___________________________

          ___________________________

          Attention: ________________

     7. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     8. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     9. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, Assignee or CitiMortgage may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, Assignee or CitiMortgage, respectively, hereunder.

     10. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Servicing Agreement.

     11. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        ---------------------------------------,
                                        [ASSIGNOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ---------------------------------------,
                                        [ASSIGNEE]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITIMORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT I

                           INTERIM SERVICING AGREEMENT

     This Interim Servicing Agreement (the "Interim Servicing Agreement") is entered into as of _________, 2006, by and between MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (the "Servicer"), and CITIMORTGAGE, INC., a New York corporation ("CMI").

     WHEREAS, CMI and Servicer entered into a Mortgage Servicing Purchase and Sale Agreement dated as of __________, 2006 (the "Sale Agreement") pursuant to which CMI agreed to purchase from Servicer the right to service (the "Servicing") residential mortgage loans (individually a "Mortgage Loan" or collectively the "Mortgage Loans") owned by Servicer;

     WHEREAS, title to the Servicing will be transferred to CMI on _________, 2006 (the "Sale Date"); and

     WHEREAS, Servicer has agreed to service or cause to be serviced the Mortgage Loans on behalf of CMI during the period between the Sale Date and the Transfer Date (the "Interim Period") and the parties desire to provide the mechanics of such servicing by Servicer;

     NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01 DEFINITIONS.

     All terms used herein and defined in the Sale Agreement shall, unless otherwise specified herein, be understood to have the meanings therein ascribed to them.

                                   ARTICLE II

                         MECHANICS OF INTERIM SERVICING

     SECTION 2.01 SERVICING OF MORTGAGE LOANS.

     Servicer shall service the Mortgage Loans on behalf of CMI during the Interim Period as provided herein.

     CMI acknowledges and agrees that the obligations of Servicer hereunder may be performed on Servicer's behalf by the Current Servicer as a subservicer of the Mortgage Loans;

provided, that Servicer shall remain liable for the performance of such obligations by the Current Servicer.

     SECTION 2.02 ASSUMPTION OF DUTIES; STANDARD OF CARE.

     Throughout the Interim Period, Servicer shall observe and perform all warranties, representations, covenants and agreements with respect to the Mortgage Loans and the Servicing required to be observed and performed by Servicer under the Mortgage Loan. Servicer shall at all times service the Mortgage Loans in accordance with all applicable statutes, regulations, contractual provisions and prudent mortgage servicing practices, and shall exercise the same standard of care that it exercises in the servicing of mortgages for its own account. CMI grants to Servicer the right to exercise and enjoy all of the rights, powers and privileges currently granted to Servicer.

     SECTION 2.03 SERVICING FEE.

     As consideration for servicing the Mortgage Loans during the Interim Period, Servicer shall receive, beginning on _____ 1, 2006, an interim servicing fee payable monthly in an amount equal to $7.50 per Mortgage Loan serviced as of the Sale Date and subsequently as of the beginning of each reporting period (the "Interim Servicing Fee"). The Interim Servicing Fee shall be pro-rated for any partial reporting period for which Mortgage Loans are serviced by Servicer pursuant to this Interim Servicing Agreement.

     SECTION 2.04 REPORTING BY SERVICER.

     During the Interim Period, Servicer shall provide to CMI all investor reports provided by the Current Servicer to Servicer.

     SECTION 2.05 PAYMENT OF FEES AND ADVANCES.

     During the Interim Period, Servicer shall promptly pay any advances required for the various Related Escrow Accounts, all MI, hazard and flood insurance premiums and real estate taxes. If adequate funds are not held in escrow to pay, when due, real estate taxes or insurance premiums on any property securing a Mortgage Loan, Servicer shall advance sufficient funds to cover any such deficiency in a manner to ensure timely payment of such taxes or insurance premiums.

     SECTION 2.06 ESCROW.

     During the Interim Period, Servicer shall continue to maintain all Related Escrow Accounts in connection with servicing the Mortgage Loans, and shall be entitled to retain any earnings or other income received with respect thereto, subject to the express requirements of the terms of the Mortgages and applicable law. Servicer shall prepare and submit IRS form 1099s for any interest credited by Servicer to the Related Escrow Accounts through the Transfer Date.

     SECTION 2.07 SERVICER TO RETAIN LATE FEES AND SIMILAR ITEMS.

     Servicer shall retain all late payment fees, NSF fees, assumption fees, prepayment penalties and all other incidental fees related to servicing the Mortgage Loans paid by the Mortgagors during the Interim Period. As of Transfer Date, all claims to, or interest in, accrued but uncollected late fees will transfer to CMI.

                                   ARTICLE III

                                   TERMINATION

     SECTION 3.01 CMI RIGHTS.

     Should Servicer at any time during the term of this Interim Servicing Agreement materially default in its obligations hereunder and such default shall not be cured within ten (10) Business Days following written notice thereof to Servicer, then with respect to the Servicing of the Mortgage Loans not yet transferred, CMI may immediately terminate this Interim Servicing Agreement and accelerate performance of the provisions of the Sale Agreement to require transfer of the Servicing as soon as practicable, provided all necessary approvals can be obtained.

     SECTION 3.02 DAMAGES.

     CMI shall have the right at any time to seek and recover from Servicer any damages or losses suffered by CMI as a result of any failure by Servicer to observe or perform in any material respect any covenants or agreements contained herein or in the Sale Agreement.

     SECTION 3.03 TERMINATION UPON TRANSFER.

     This Interim Servicing Agreement shall terminate with respect to the Servicing or any portion thereof transferred on the Transfer Date.

                                   ARTICLE IV

                                 INDEMNIFICATION

     SECTION 4.01 INDEMNIFICATION BY SERVICER.

     Servicer agrees to indemnify and hold CMI harmless from any liability, claim, loss or damage to CMI directly or indirectly resulting from Servicer's failure to observe and perform in any material respect any or all of Servicer's covenants, agreements, warranties or representations contained in this Interim Servicing Agreement, including, without limitation, any liability, claim, loss or damage resulting from litigation, proceedings, governmental investigations, orders, injunctions or decrees pending or threatened as of the Transfer Date involving any such failure.

     SECTION 4.02 INDEMNIFICATION BY CMI.

     CMI agrees to indemnify and hold Servicer harmless from any liability, claim, loss or damage to Servicer directly or indirectly resulting from CMI's failure to observe and perform in any material respect any or all of CMI's covenants, agreements, warranties or representations contained in this Interim Servicing Agreement or in the Sale Agreement, including, without limitation, any liability, claim, loss or damage resulting from litigation, proceedings, governmental investigations, orders, injunctions or decrees involving any such failure.

                                    ARTICLE V

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF CMI

     CMI warrants and represents to, and covenants and agrees with, Servicer as follows:

     SECTION 5.01 AUTHORITY AND CAPACITY.

     The execution, delivery and performance by CMI of this Interim Servicing Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Interim Servicing Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of CMI, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and by general equity principles.

     SECTION 5.02 ASSISTANCE.

     CMI shall cooperate with and assist Servicer as reasonably requested by Servicer, in carrying out Servicer's covenants, agreements, duties and responsibilities under the Sale Agreement and this Interim Servicing Agreement and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

                                   ARTICLE VI

            REPRESENTATIONS AND WARRANTIES AND COVENANTS OF SERVICER

     Servicer warrants and represents to, and covenants and agrees with, CMI as follows:

     SECTION 6.01 AUTHORITY AND CAPACITY.

     The execution, delivery and performance by Servicer of this Interim Servicing Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Interim Servicing Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of Servicer, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and by general equity principles.

     SECTION 6.02 NOTICE OF BREACH.

     Servicer shall notify CMI within two (2) Business Days of any failure on its part to observe and perform in any material respect any warranty, representation, covenant or agreement required to be observed and performed by it as Servicer.

     SECTION 6.03 LICENSES.

     Servicer has and shall maintain all approvals or licenses required to be held by it to perform its obligations pursuant to this Interim Servicing Agreement and the Sale Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.01 NOTICES.

     All notices, requests, demands and other communications which are required or permitted to be given under this Interim Servicing Agreement shall be in writing and shall be deemed to have been given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid or by prepaid overnight delivery service:

     (a)  If to Servicer, to:

          Merrill Lynch Mortgage Lending Inc.
          4 World Financial Center
          9th Floor
          New York, NY 10080
          Attention: Asset Management

     (b)  If to Purchaser, to:

          CitiMortgage, Inc.
          1000 Technology Drive
          O'Fallon, Missouri 63368
          Attn: Capital Markets

     SECTION 7.02 WAIVERS.

     Either Servicer or CMI may, by written notice to the other:

     (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the other hereunder; and

     (b) Waive or modify performance of any of the obligations of the other hereunder.

     The waiver by either party hereto of a breach of any provision of this Interim Servicing Agreement shall not operate or be construed as a waiver of any other subsequent breach.

     SECTION 7.03 ENTIRE AGREEMENT; AMENDMENT.

     This Interim Servicing Agreement, the Sale Agreement and the Offer Letter constitute the entire agreement between the parties with respect to servicing of the Mortgage Loans during the Interim Period and supersedes all prior agreements with respect thereto. In the case of direct conflict between the provisions of the Sale Agreement and this Interim Servicing Agreement, the Sale Agreement shall govern. This Interim Servicing Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

     SECTION 7.04 BINDING EFFECT.

     This Interim Servicing Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

     SECTION 7.05 HEADINGS.

     Headings of the Articles and Sections in this Interim Servicing Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     SECTION 7.06 APPLICABLE LAW.

     This Agreement shall be construed in accordance with the laws of the State of New York. The parties select as the forum for any litigation relating to this Agreement, and acknowledge in connection therewith the exclusive jurisdiction of, the U.S. District Court for the Southern District of New York and the state courts of New York.

     SECTION 7.07 RELATIONSHIP OF PARTIES.

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. In performing its duties and responsibilities hereunder, the Servicer shall act as an independent contractor and not as an agent of CMI. The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Interim Servicing Agreement.

     SECTION 7.08 COUNTERPARTS.

     This Interim Servicing Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     SECTION 7.09 SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Interim Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Interim Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Interim Servicing Agreement or of the rights of the parties hereto.

     SECTION 7.10 ASSIGNMENT.

     Seller may not assign or subcontract all or any part of this Interim Servicing Agreement, or any interest herein, without the prior written consent of Purchaser. This Interim Servicing Agreement and all rights, obligations and responsibilities hereunder may be assigned by Purchaser, without consent of Seller, to any corporation or bank more than 50% of the voting stock of which is, directly or indirectly, owned by Citigroup, Inc.; provided that such assignee shall meet the criteria set forth in Section 13.16(b) of the Sale Agreement.

     IN WITNESS WHEREOF, the parties have executed this Interim Servicing Agreement as of the date and year first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITIMORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT J

                                    RESERVED

                                    EXHIBIT K

WHEN RECORDED RETURN TO:
CitiMortgage, Inc.
P. O. Box XXXX
St. Louis, MO 63179-XXXX

                                POWER OF ATTORNEY

___________, a corporation duly constituted, registered and in existence in accordance with the laws of the state of _______, with its principal place of business located at _______________, hereby constitutes and appoints CITIMORTGAGE, INC. ("CMI"), a New York corporation, its true and lawful Attorney-In-Fact, and in its name, place and stead and for its use and benefits hereby authorizes the aforesaid Attorney-In-Fact by and through any officers appointed by the Board of Directors of CMI to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in items (i) through (vi) below. This Power of Attorney is being issued in connection with the sale and transfer to CMI of the rights and responsibilities to service certain mortgage loans (the "Loans") pursuant to that Mortgage Servicing Purchase and Sale Agreement, dated as of _____, 2006, between CMI and _______. These Loans are comprised of Mortgages, Deeds of Trust, Deeds to Secure Debt and other forms of Security Instruments (collectively the "Security Instruments") and the Notes secured thereby.

(i) The Substitution of Trustee(s) in Deeds of Trust and/or Deeds to Secure Debt in the name of the undersigned,

(ii) The Satisfaction, Assignment and/or Release of Security Instruments in the name of the undersigned and/or the issuance of Deeds of Reconveyance upon payment in full and/or discharge of the Notes secured thereby,

(iii) The Modification and/or Partial Release of Security Instruments in the name of the undersigned,

(iv) The Assumption of Security Instruments in the name of the undersigned and the Notes secured thereby,

(v) The endorsement on behalf of the undersigned of all checks, drafts and/or other negotiable instruments made payable to the undersigned, and

(vi) The right to collect, accelerate, initiate suit on and/or foreclose all Loans.

The undersigned gives to said Attorney-In-Fact full power and authority to do and perform all and every act and thing and whatsoever is necessary and proper to be done by authority hereof as fully, for all intents and purposes, as it, the undersigned, might or could do and hereby ratifying and confirming all that said Attorney-In-Fact shall lawfully do or cause to be done by authority hereof. Third parties without actual notice may rely upon the power granted to said Attorney-In-Fact under this Power of Attorney and may assume that, upon the exercise of such power, all conditions precedent to such exercise of power have been satisfied and this Power of Attorney has not been revoked unless an Instrument of Revocation has been recorded. This Power of Attorney shall expire on April 1, 2007.

     IN WITNESS WHEREOF, _____________________ has caused these presents to be signed by its _____________________ and be impressed with its seal on this _____ day of __________, 200_ at the office in ________, United States of America.


-------------------------------------   ----------------------------------------
Witness                                 Name:
                                              ----------------------------------
                                        Title:
-------------------------------------          ---------------------------------
Witness


-------------------------------------   ----------------------------------------
Attest:                                 Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

(SEAL)

State of _______________________ )
                                 )ss.
County of ______________________ )

On this _____ day of ____________________, 2006, before me, a Notary Public in and for the State, personally appeared ________________, known to me to be a _____________________ of ____________________ and ___________________, known to me to be _________ of ________________, the corporation that executed the within instrument, and also known to me to be the persons who executed said instrument on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ----------------------------------------
                                        Notary Public

(SEAL)                                  My Commission Expires:
                                                               -----------------

                                   EXHIBIT L-1

                             SERVICING FILE SHIPMENT

Any dialogue regarding the shipping of servicing files should be directed to Debbie Boschert at (636) 261-2702.

ON EACH OF THE FILE SHIPPING DATES, SELLER MUST PROVIDE THE ESTIMATED NUMBER OF BOXES, THE SHIPPING DATE, THE EXPECTED ARRIVAL DATE, AND THE CARRIER.

The servicing files should be shipped to:

          CitiMortgage, Inc.
          1000 Technology Drive
          O'Fallon, MO 63368-2204
          Contact: Debbie Boschert
          Phone: (636) 261-2702
          Email: debbie.boschert@citigroup.com

BOXES/FILES:

- Files should be packed in standard double-walled bankers boxes - approximate size 12 1/2" x 10" x 15 1/2". All four walls of each banker box must be double-walled. Preferably, the boxes should have detachable lids. All documents must be in legal size file folders in good repair, clearly labeled with the Current Servicer's account number.

- Files should be packed in numerical order by Purchaser's account number (Purchaser's allocated account number range shall be assigned sequentially by Seller based on Seller's terminal digit order). Boxes should not be overstuffed.

- Each box should be marked with the box number. Number each box sequentially 1 of X, 2 of X, etc., with X being the total number of boxes.

- Place box number in the bottom right corner of the end (short side) of the box. Do not label boxes on the top/lid.

- Boxes should be in good repair, they should not be torn, or have writing on them other than the box number and information pertinent to shipping.

- Boxes should be placed on pallets in sequential order, for example, boxes 1 through 40 should be on one pallet and boxes 41 through 80 should be placed on the second pallet, etc. Pallets should be shrink-wrapped. We do not require each box to be taped closed when the entire pallet is shrink-wrapped. Each pallet should contain no more than 40 boxes. If palletizing boxes is not possible, due to carrier requirements, please contact Janet Sims for alternative packing instructions.

- Carrier must provide inside delivery. Pallets cannot be dropped off at the loading dock. Carrier must provide all labor for inside delivery.

INVENTORY LIST:

- An electronic inventory data file (preferably Excel format) should be prepared for the shipment and e-mailed to debbie.boschert@citigroup.com. The data file should identify the account number and box number for each loan file shipped. It is not acceptable to provide the account number ranges within each box. The account numbers should be listed on the inventory in the same order that they appear in the box.

One hardcopy of the complete inventory should be delivered to CitiMortgage with the physical shipment of boxes.

                                    EXHIBIT M

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     (A)  PURCHASER TO ACT AS SERVICER.

     Purchaser shall service and administer the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures and shall have full power and authority, acting alone or through the utilization of a Subservicer or a Subcontractor to do or cause to be done any and all things in connection with such servicing and administration which Purchaser may deem necessary or desirable and consistent with the terms of this Agreement. Purchaser may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder, and Purchaser shall diligently pursue all of its rights against such agents or independent contractors.

     Consistent with the terms of this Agreement, Purchaser may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that Purchaser shall not permit any modification with respect to any Mortgage Loan that would change the mortgage interest rate or the monthly payment amount, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, Purchaser in its own name or in the name of a subservicer is hereby authorized and empowered by Seller when Purchaser believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and Seller, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of Seller pursuant to the provisions of this Exhibit. Purchaser shall make all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Seller shall furnish to Purchaser and any subservicer any powers of attorney and other documents reasonably necessary or appropriate to enable Purchaser and any subservicer to carry out their servicing and administrative duties under this Agreement.

     (B)  LIQUIDATION OF MORTGAGE LOANS.

     In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, Purchaser shall take such action as it shall deem to be in the best interest of Seller. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 120 days or more, Purchaser shall commence foreclosure proceedings in accordance with its customary and usual foreclosure procedures. In such connection, Purchaser shall from its own funds make all necessary and proper Servicing Advances through final disposition but only to the extent that Purchaser shall determine, in its good faith judgment, that the amount of a proposed Servicing Advance is recoverable. Purchaser shall be reimbursed for all Servicing Advances in accordance with this Agreement.

     (C)  COLLECTION OF MORTGAGE LOAN PAYMENTS.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, Purchaser will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. Further, Purchaser will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     (D)  ESTABLISHMENT OF CUSTODIAL ACCOUNT; DEPOSITS IN CUSTODIAL ACCOUNT.

     Purchaser shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled "[name of Purchaser] in trust for Seller - Adjustable Rate Mortgage Loans". Such Custodial Account shall be established with Citibank or, at the option of Purchaser, with another commercial bank, a savings bank or a savings and loan association in accordance with Section (I) of this Exhibit.

     Purchaser shall deposit in the Custodial Account on a daily basis and retain therein the following payments and collections received or made by it subsequent to the Transfer Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Transfer Date):

     (a) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

     (b) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

     (c)  all Liquidation Proceeds;

     (d) all proceeds received by Purchaser under any title, hazard, private mortgage guaranty or other insurance policy other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

     (e) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

     (f)  all payments on account of prepayment penalties on the Mortgage Loans;

     (g) any amount required to be deposited in the Custodial Account pursuant to this Exhibit;

     (h) with respect to each full or partial Principal Prepayment any amounts to the extent that collections of interest at the Mortgage Loan Remittance Rate are less than one (1) full month's interest at the applicable Mortgage Loan Remittance Rate ("Prepayment Interest Shortfalls"), such Prepayment Interest Shortfalls will be deposited by Purchaser to the extent of its aggregate Servicing Fee received with respect to the related Due Period.

     The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees need not be deposited by Purchaser in the Custodial Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of Purchaser and Purchaser shall be entitled to retain and withdraw such interest from the Custodial Account.

     (E)  WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.

     Purchaser shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (a) to make payments to Seller in the amounts and in the manner provided for in this Exhibit;

     (b) to temporarily reimburse itself for advances of Purchaser funds made pursuant to Section O of this Exhibit, Purchaser's right to permanently reimburse itself pursuant to this subclause (b) being limited to amounts received on the related Mortgage Loan which represent payments of principal and/or interest respecting which any such advance was made;

     (c) to reimburse itself first for all unreimbursed Servicing Advances, second for unreimbursed advances of Purchaser funds made pursuant to this Exhibit, and third for any unpaid Servicing Fees, Purchaser's right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, condemnation proceeds, amounts representing proceeds of insurance policies covering the related Mortgaged Property and such other amounts as may be collected by Purchaser from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, Purchaser's right thereto shall be prior to the rights of Seller;

     (d) to reimburse itself for all unreimbursed Servicing Advances, advances of Purchaser funds made pursuant to this Exhibit and unpaid Servicing Fees to the extent that such amounts are nonrecoverable by Purchaser pursuant to subclause (c) above, and to reimburse itself for such amounts to the extent that such amounts are not recovered from the disposition of REO Property this Exhibit;

     (e) to reimburse itself for subsequent trailing bills related to a previously disposed of REO Property in which distribution of the net cash proceeds has occurred;

     (f) to reimburse itself for expenses incurred by and reimbursable to it pursuant to this Exhibit;

     (g) to pay to itself any interest earned on funds deposited in the Custodial Account, such withdrawal to be made monthly not later than the Remittance Date;

     (h)  to withdraw any amounts inadvertently deposited in the Custodial
          Account;

     (i) to clear and terminate the Custodial Account upon the termination of this Agreement;

     (j)  to withdraw Service Fees to the extent deposited therein; and

     (k) to reimburse itself for payments remitted or advances made for which there has been a reduction in the amount of interest collectible for such related Prepayment Period as a result of the Servicemembers' Civil Relief Act or any similar state law.

     On each Remittance Date, Purchaser shall withdraw all funds from the Custodial Account except for those amounts which Purchaser is not obligated to remit on such Remittance Date. Purchaser may use such withdrawn funds only for the purposes described in this Exhibit.

     (F)  ESTABLISHMENT OF ESCROW ACCOUNT; DEPOSITS IN ESCROW ACCOUNT.

     Purchaser shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing. The Escrow Account shall be established with Citibank or, at the option of Purchaser, another commercial bank, a savings bank or a savings and loan association in accordance with Section (I) of this Exhibit. In any case, the Escrow Account shall be insured by the FDIC in a manner which shall provide maximum available insurance thereunder and which may be drawn on by Purchaser.

     Purchaser shall deposit in the Escrow Account on a daily basis, and retain therein: (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Exhibit, and (b) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. Purchaser shall make withdrawals therefrom only in accordance with this Exhibit. As part of its servicing duties, Purchaser or the Subservicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

     (G)  WITHDRAWALS FROM ESCROW ACCOUNT.

     Withdrawals from the Escrow Account shall be made by Purchaser only (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse Purchaser for any Servicing Advance made by Purchaser pursuant to this Exhibit with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), such withdrawal to be made monthly not later than the Remittance Date or (h) to clear and terminate the Escrow Account upon the termination of this Agreement.

     (H)  PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.

     With respect to each Mortgage Loan, Purchaser shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of private mortgage guaranty insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by Purchaser in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that a Mortgage does not provide for Escrow Payments, Purchaser shall determine that any such payments are made by the Mortgagor at the time they first become due. Purchaser assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

     The Purchaser shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained. The Purchaser will not cancel or refuse to renew any Primary Insurance Policy in effect on the related Transfer Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer. The Purchaser shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Purchaser, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to this Exhibit, the Purchaser shall promptly notify the insurer under the related Primary Insurance Policy of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Purchaser shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Purchaser agrees to prepare and present, on behalf of itself, and the Seller, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Purchaser under any Primary Insurance Policy shall be deposited in the related Custodial Account, subject to withdrawal pursuant to this Exhibit.

     (I)  TRANSFER OF ACCOUNTS.

     Purchaser may transfer the Custodial Account or the Escrow Account to a depository institution other than Citibank from time to time; provided, that if such depository institution is not an affiliate of Purchaser such transfer shall be made only upon obtaining the consent of Seller, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

     (J)  MAINTENANCE OF HAZARD INSURANCE.

     Purchaser shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and
(ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) Purchaser will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the outstanding principal balance of the Mortgage Loan, (b) the full insurable value of the Mortgaged Property, or (c) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, each as amended. Purchaser shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, each as amended, flood insurance in an amount required above. Any amounts collected by Purchaser under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to this Exhibit. It is understood and agreed that no earthquake or other additional insurance need be required by Purchaser of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Purchaser and its successors and/or assigns, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to Purchaser. Purchaser shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent.

     (K)  FIDELITY BOND; ERRORS AND OMISSIONS INSURANCE.

     Purchaser shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Purchaser Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure Purchaser against losses, including forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required pursuant to this Exhibit, and negligent acts of such Purchaser Employees. Such fidelity bond shall also protect and insure Purchaser against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Exhibit requiring such fidelity bond and errors and omissions insurance shall diminish or relieve Purchaser from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Seller's and Servicers' Guide or in an amount permitted to Purchaser by express waiver of Fannie Mae or Freddie Mac. Upon request Purchaser shall deliver to Seller a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to Seller.

     (L)  TITLE, MANAGEMENT AND DISPOSITION OF REO PROPERTY.

     In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of Seller, or in the event Seller is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such person or persons as shall be consistent with an opinion of counsel obtained by Purchaser, at expense of Seller, from an attorney duly licensed to practice law in the state where the REO Property is located. The person or persons holding such title other than Purchaser shall acknowledge in writing that such title is being held as nominee for Seller.

     Purchaser shall manage, conserve, protect and operate each REO Property for Seller solely for the purpose of its prompt disposition and sale. Purchaser shall either itself or through an agent selected by Purchaser, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Purchaser shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as Purchaser deems to be in the best interest of Seller.

     With respect to all REO Property, Purchaser shall hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain with respect to all REO Property an REO Account or Accounts, in the form of a non-interest bearing demand account, titled "[Purchaser] in trust for Seller-Adjustable Rate Mortgage Loans" unless an Opinion of Counsel is obtained by Purchaser to the effect that the classification as a grantor trust for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property are held will not be adversely affected by holding such funds in another manner.

     Purchaser shall cause to be deposited on a daily basis in the REO Account all revenues received with respect to the conservation and disposition of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance and the fees of any managing agent acting on behalf of Purchaser. Purchaser shall make distributions as required on each Remittance Date to Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, Purchaser shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. Purchaser shall cause each REO Property to be inspected promptly upon the acquisition of title and at least monthly thereafter. Purchaser shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by Purchaser to Seller upon request. Purchaser shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Purchase determines, and gives appropriate notice to the Seller, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Purchaser shall report monthly to the Seller as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Seller, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Purchaser as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under
Section 860G(a)(8) of the Code.

     The disposition of REO Property shall be carried out by Purchaser and shall be made at such price, and upon such terms and conditions, as Purchaser deems to be in the best interests of Seller. Upon the request of Seller, and at Seller's expense, Purchaser shall cause an appraisal of the REO Property to be performed for Seller. The proceeds of sale of the REO Property shall be promptly deposited in the REO Account and, as soon as practical thereafter, the expenses of such sale shall be paid, Purchaser shall reimburse itself for any and all related unreimbursed Servicing Advances, unpaid Servicing Fees, any and all unreimbursed advances made and any appraisal performed and the net cash proceeds of such sale remaining in the REO Account shall be distributed to Purchaser.

     Upon request, with respect to any REO Property, Purchaser shall furnish to Seller a statement covering Purchaser's efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement). That statement shall be accompanied by such other information as Seller shall reasonably request.

     In addition, upon the foreclosure sale of any Mortgaged Property or the acquisition thereof pursuant to a deed in lieu of foreclosure, the Purchaser shall submit to the Seller a liquidation report with respect to such Mortgaged Property.

     (M)  DISTRIBUTIONS.

     On each Remittance Date, Purchaser shall remit by wire transfer of immediately available funds to the account designated in writing by Seller of record on the preceding Record Date (a) all amounts deposited in the Custodial Account as of the close of business on the preceding Determination Date (net of all amounts withdrawable therefrom pursuant to Exhibit), plus (b) all amounts, if any, which Purchaser is obligated to distribute pursuant to this Exhibit, minus (c) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period, minus (d) any amounts attributable to principal prepayments received after the last day of the calendar month preceding the month of the Remittance Date, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such principal prepayments in accordance with this Exhibit, minus (e) any amounts attributable to reimbursement for unreimbursed Servicing Advances, advance of Purchaser funds, and unpaid Servicing Fees pursuant to this Exhibit, and minus (f) any amounts attributable to reimbursement for subsequent trailing bills related to a previously disposed of REO Property in which distribution of net cash proceeds has occurred pursuant to this Exhibit.

     With respect to any remittance received by Purchaser after the Business Day on which such payment was due, Purchaser shall pay to Seller interest on any such late payment at a rate equal to the overnight federal funds effective rate, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Purchaser to Seller on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. The payment by Purchaser of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by Seller.

     To the extent that the amount of a remittance or distribution to Seller made hereunder is greater than the amount thereof properly to be remitted pursuant to the terms of this Exhibit, Purchaser will give prompt written notice thereof to Seller after Purchaser's discovery thereof, including the amount of such remittance or distribution that was paid in error. If, by the Remittance Date immediately following such notice, Seller has not reimbursed the Custodial Account or Purchaser, as applicable, for the amount of such erroneous remittance or distribution (without any liability on the part of Seller for interest thereon), Purchaser shall be entitled to withhold such amount from the remittance to be made on such Remittance Date.

     (N)  STATEMENTS TO PURCHASER.

     On or before the fifth (5th) Business Day of each month, Purchaser shall provide Seller an electronically transmitted file containing the data set forth in Exhibits M-1 and M-2.

     Purchaser shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to Seller pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, Purchaser shall provide Seller with such information concerning the Mortgage Loans as is necessary for Seller to prepare its federal income tax return as Seller may reasonably request from time to time.

     (O)  ADVANCES BY PURCHASER.

     On the Business Day immediately preceding each Remittance Date, Purchaser shall deposit in the Custodial Account an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date. This deposit may be offset by any funds held for a future distribution not due on the current Remittance Date; provided, however, the Purchaser shall deposit in the Custodial Account such funds as described in the preceding clause prior to the next Remittance Date. Purchaser's obligation to make such advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to the Mortgage Loan, provided, however, that such obligation shall cease if (a) there has been a final disposition of the Mortgage Loan or (b) if Purchaser, in its good faith judgment, determines that such advances would not be recoverable pursuant to this Exhibit. The determination by Purchaser that an advance, if made, would be nonrecoverable, shall be evidenced by an officer's certificate of Purchaser, delivered to Seller, which details the reasons for such determination and contains an appraisal of the value of the Mortgaged Property.

     (P)  ASSUMPTION AGREEMENTS.

     Purchaser will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note to the extent permitted by law, provided that Purchaser shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, Purchaser will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, Purchaser will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related private mortgage guaranty policy, if any. If Purchaser reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, Purchaser may enter into an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. In connection with any such assumption, the outstanding principal amount, the Monthly Payment and the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased. If an assumption is allowed pursuant to this Exhibit, Purchaser with the prior consent of the private mortgage guaranty insurer, if any, is authorized to enter into a substitution of liability agreement with seller of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. The Purchaser shall notify the Seller that any such substitution of liability or assumption agreement has been completed by forwarding to the Seller the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by Purchaser for entering into any such assumption agreement will be retained by Purchaser as additional servicing compensation.

     (Q)  SATISFACTION OF MORTGAGES AND RELEASE OF MORTGAGE FILES.

     Upon the payment in full of any Mortgage Loan, or the receipt by Purchaser of a notification that payment in full will be escrowed in a manner customary for such purposes, Purchaser will obtain the portion of the Mortgage file that is in the possession of the Seller or Seller's custodian, prepare and process any required satisfaction or release of the Mortgage and notify Purchaser as provided in this Exhibit. Seller shall indemnify Purchaser for any out-of-pocket expenses that the Purchaser may sustain from Seller's custodian's failure to deliver such Mortgage file in a timely manner.

     In the event Purchaser grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should Purchaser otherwise prejudice any right Seller may have under the mortgage instruments, Purchaser, upon written demand of Seller, shall remit to Seller the stated principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. Purchaser shall maintain the Fidelity Bond and errors and omissions insurance as provided for in this Exhibit insuring Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     From time to time and as appropriate for the servicing of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Seller shall, upon request of the Purchaser and delivery to the Seller of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Seller or its designee to the Purchaser. Such servicing receipt shall obligate the Purchaser to return the related Mortgage documents to the Seller or its designee when the need therefor by the Purchaser no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Purchaser has delivered to the Seller a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Seller to the Purchaser.

     (R)  SERVICING COMPENSATION.

     As compensation for its services hereunder, Purchaser shall be entitled to retain from interest payments on the Mortgage Loans the Servicing Fee. Additional servicing compensation such as assumption fees, fax fees, late payment charges or similar fees shall be retained by Purchaser to the extent not required to be deposited in the Custodial Account. Purchaser shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

     (S)  ANNUAL STATEMENT AS TO COMPLIANCE.

     Purchaser will deliver to Seller, on or before March 15 of each year beginning March 2007, an officers' certificate stating that (a) a review of the activities of Purchaser during the preceding calendar year and its performance under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, Purchaser has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by Purchaser to cure such default.

     (T)  ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

     On or before March 15 of each year beginning March 2007, Purchaser at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to Seller to the effect that such firm has examined certain documents and records, relating to the servicing of mortgage loans during the immediately preceding fiscal year of Purchaser and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Single Audit Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

     (U)  SELLER'S RIGHT TO EXAMINE PURCHASER RECORDS.

     Seller shall have the right, at all reasonable times upon reasonable notice and as often as reasonably required, to examine and audit any and all of the books, records or other information of Purchaser whether held by Purchaser or by another on behalf of Purchaser, which are relevant to the performance or observance by Seller of the terms, covenants or conditions of this Agreement.

     (V)  PURCHASER SHALL PROVIDE ACCESS/INFORMATION AS REASONABLY REQUIRED.

     Purchaser shall provide to Seller access to any documentation regarding the Mortgage Loans which may be required by applicable regulations (the "Regulations"). Such access shall be afforded without charge, but only upon reasonable request, during normal business hours and at the offices of Purchaser.

     In addition, Purchaser shall furnish upon request by Seller, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and the Regulations. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions Purchaser may require. Purchaser agrees to execute and deliver all such instruments and take all such action as Seller, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     (W)  EVENTS OF DEFAULT.

     In case one or more of the following Events of Default by Purchaser shall occur and be continuing, that is to say:

     (a) any failure by Purchaser to remit to Seller any payment required to be made under the terms of this Exhibit which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given by Seller to Purchaser; or

     (b) failure by Purchaser to duly observe or perform, in any material respect, any other covenants, obligations or agreements of Purchaser as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by Seller to Purchaser; or

     (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Purchaser and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

     (d) Purchaser shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Purchaser or relating to all or substantially all of Purchaser's property; or

     (e) Purchaser shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (f) Purchaser attempts, without consent of Seller, to sell or otherwise dispose of all or substantially all of its property or assets other than in the ordinary course of business or as otherwise permitted under Section 13.16 hereof, or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; or

     (g) failure by Purchaser to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located which materially and adversely affects the servicing of the Mortgage Loans or the enforceability or lien priority of the related Mortgage Loan; or

     (h) after a Reconstitution in a Pass-Through Transfer, any of the Rating Agencies reduces or withdraws the rating of any of the certificates issued by a securitization trust that owns the Mortgage Loans due to a reason attributable solely to Purchaser; or

     (i) failure by the Purchaser to duly perform, within the required time period, its obligations under sections (S) and (T) of this Exhibit or Sections 13.04 or 13.05 of the Agreement, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Purchaser by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, Seller, by notice in writing to Purchaser, may, in addition to whatever rights Seller may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of Purchaser under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On and after the receipt by Purchaser of such written notice all authority and power of Purchaser under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.17.

     All costs in connection with the transfer of servicing shall be paid by Purchaser upon presentation of reasonable documentation of such costs.

     If any of the Mortgage Loans are registered on MERS, in connection with the termination or resignation (as described in Section 11.15) of Purchaser hereunder, either (i) the successor Purchaser shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) Purchaser shall cooperate with the successor company either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to Seller and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the

MERS system to the successor company or (y) in causing MERS to designate on the MERS system the successor company as the servicer of such Mortgage Loan.

     (X)  WAIVER OF DEFAULTS.

     Seller may waive only by written notice any default by Purchaser in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived in writing.

     (Y)  TERMINATION.

     (a) This Agreement shall terminate upon either: (a) the later of the distribution to Seller of final payment or liquidation with respect to the last Mortgage Loan (or advances of same by Purchaser), or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (b) mutual consent of Seller and Purchaser in writing.

     (b) Purchaser may terminate, at its sole option, any rights Seller may have hereunder to service Mortgage Loans, without cause, including without limitation upon exercise of any clean up call with respect to a Reconstitution, provided that Seller pay to Purchaser a termination fee in an amount equal to six (6) times the annual net servicing fee then in effect with respect to the Servicing so terminated multiplied by the then outstanding principal balance of the Mortgage Loans related to the Servicing so terminated. Any such notice of termination shall be in writing and delivered to Seller by registered mail as provided in Section 13.05.

     (Z)  NOTIFICATION OF ADJUSTMENTS.

     On each Adjustment Date, Purchaser shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. Purchaser shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. Upon the discovery by Seller or Purchaser that Purchaser has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, Purchaser shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

     (AA) COMPLIANCE WITH REMIC PROVISIONS.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, Purchaser shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the

REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless Purchaser has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     (BB) SUB-SERVICING AGREEMENTS BETWEEN PURCHASER AND SUBSERVICERS.

     Purchaser, as servicer, may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with Section 12.06 of the Agreement and the servicing arrangements contemplated hereunder. Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between Purchaser or a Subservicer or reference to actions taken through Purchaser or otherwise, Purchaser shall remain obligated and liable to Seller and its successors and assigns for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if Purchaser alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by Purchaser shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed. All actions of each Subservicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of Purchaser with the same force and effect as if performed directly by Purchaser.

     For purposes of this Agreement, Purchaser shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to Purchaser.

     (CC) SUCCESSOR SUBSERVICERS.

     Any Sub-Servicing Agreement shall provide that Purchaser shall be entitled to terminate any Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Subservicer which qualifies under Section (BB) of this Exhibit. Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to Purchaser without fee, in accordance with the terms of this Agreement, in the event that Purchaser (or any successor to Purchaser) shall, for any reason, no longer be the servicer of the related Mortgage Loans (including termination due to an Event of Default).

     (DD) NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND SELLER.

     Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and Purchaser alone and Seller shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section (EE) of this Exhibit.

     (EE) ASSUMPTION OR TERMINATION OF SUB-SERVICING AGREEMENT BY SUCCESSOR SERVICER.

     In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of Purchaser hereunder by a successor servicer pursuant to Section 11.17 of this Agreement, it is understood and agreed that Purchaser's rights and obligations under any Sub-Servicing Agreement then in force between Purchaser and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

     Purchaser shall, upon the reasonable request of Seller, but at its own expense, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

     The Servicing Fee payable to any such successor servicer shall be payable from payments received on the Mortgage Loans in the amount and in the manner set forth in this Agreement.

                                   EXHIBIT M-1

                                 MONTHLY REPORT

Investor Code
CMI Loan Number
Investor Loan Number
Last Paid Installment
Scheduled Payment
Scheduled Interest Rate
Servicing Fee
Beginning Scheduled Balance
Unpaid Principal Balance
Ending Scheduled Balance
Scheduled Principal
Unscheduled Principal
Interest on Curtailment
Total Principal
Scheduled Interest
Total Remittance
Payoff Date
Payoff Amount
Soldiers and Sailors (S&S) Flag
S&S Subsidy Amount
S&S Order End Date
Prepayment Penalty Amount
Prepayment Amount Waived
Action Code

                                   EXHIBIT M-2

                            MONTHLY DELIQUENCY REPORT

Purchaser shall provide the following information to Purchaser as required by the Agreement.

Table Investor Name - Investor Name
Servicer Loan Number
Investor Loan Number
Servicer's Investor Number
Borrower Last Name
Mortgagor - First and Last Name
Address Line 1
Address Line 2
City
State
Zip Code
Table - Generic Active Loan Type Code - ex: conventional, fha, etc.
Loan Type Description
Reason Code - reason for default
Reason for Default Description
Delinquency Status Code
Delinquency Status Description
Property Inspection Date
Property Condition Code
Property Condition Description
Occupancy Code
Occupancy Description
Note Rate
Principal Balance
Principal and Interest Payment
Total Due Amount
Table Max Plus Loan Type Code- ex: conventional, fha
Loss Mitigation Received Date
Loss Mitigation Approved
Loss Mitigation Plan
Loss Mitigation Estimated Close Date - estimated ending date of Loss Mitigation plan
Loss Mitigation Actual Close Date - actual ending date of Loss Mitigation plan Bankruptcy Filed Date
Bankruptcy Chapter
Bankruptcy Case Number
POC Filed Date - Bankruptcy Proof of Claim
MFR Filed Date - Bankruptcy Motion for Release
Post-Petition Due Date
Discharge / Dismissal Date - Bankruptcy
Foreclosure Referral Date

First Legal Date - first date of legal action - Foreclosure
Foreclosure Sale Estimated Date
Foreclosure Sale Action
Foreclosure Bid
Eviction Start Date
Eviction Complete Date
List Price
List Date
Contract Price
Contract Date
Appraisal Date
Appraisal Value
MI Claim Filed Date
MI Filed Amount
MI Claim Received Date
MI Received Amount
Actual Closing Date
Estimated Closing Date
Claim Type
Active Investor 1 Name Code - Investor Code
Investor 1 ID - Investor Code
Close Code - code indicating if loan is still active in delinquency system Months Delinquent
Interest Paid to Date

                                    EXHIBIT N

                          FORM OF ANNUAL CERTIFICATION

Re: The [___________] agreement dated as of [_______], 200[_] (the "Agreement"), among [IDENTIFY PARTIES]

I am, ________________________________, the _______________________ of [NAME OF
SERVICER] and, in such capacity, the officer in charge of the Servicer's responsibility on Exhibit [_____] to the Agreement. I hereby certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all other data, servicing reports, officer's certificates and information relating to the performance of the Servicer under the terms of the Agreement during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

(2) Based on my knowledge, the reports and information comprising the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by or the date of such reports or information or the date of this certification;

(3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4) I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. The Servicing

Assessment and the Attestation Report cover all items of the servicing criteria identified on Exhibit 21 to the Agreement as applicable to the Servicer. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports. The following material instances of noncompliance identified in the Servicing Assessment and the Attestation Report relate to the performance or obligations of the Servicer under the Agreement: ____________ (if none, state "None.").

                                        CITIMORTGAGE, INC.
                                        (Servicer)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                    EXHIBIT O

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                               Servicing Criteria                                    Applicable
--------------------------------------------------------------------------------     Servicing
    Reference                                 Criteria                                Criteria
----------------   -------------------------------------------------------------   -------------
                                  General Servicing Considerations

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                 X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third          X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect          X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.


                                 Cash Collection and Administration

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate         X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor          X
                   or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash           X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash                X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured           X

                               Servicing Criteria                                    Applicable
--------------------------------------------------------------------------------     Servicing
    Reference                                 Criteria                                Criteria
----------------   -------------------------------------------------------------   -------------
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized         X
                   access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all               X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                 Investor Remittances and Reporting

1122(d)(3)(i)      Reports to investors, including those to be filed with the            X
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two               X
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree          X
                   with cancelled checks, or other form of payment, or custodial bank statements.

                               Servicing Criteria                                    Applicable
--------------------------------------------------------------------------------     Servicing
    Reference                                 Criteria                                Criteria
----------------   -------------------------------------------------------------   -------------
                                     Pool Asset Administration

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as             X
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                X
                   required by the transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool            X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in            X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree             X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's           X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,         X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during          X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage         X
                   loans with variable rates are computed based on the related mortgage loan

                               Servicing Criteria                                    Applicable
--------------------------------------------------------------------------------     Servicing
    Reference                                 Criteria                                Criteria
----------------   -------------------------------------------------------------   -------------
                   documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as             X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                 X
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to          X
                   be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within          X
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are             X
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item        [X]
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is        [if obligated
                   maintained as set forth in the transaction agreements.            under the
                                                                                    transaction
                                                                                     documents]

                                    EXHIBIT P

                  WHOLE LOAN/PASS-THROUGH TRANSFER INFORMATION

Seller shall provide to Purchaser the following information with respect to each Mortgage Loan that is to be included in a Whole Loan or Pass-Through Transfer:

Investor Code
CMI Loan Number
Investor Loan Number
Last paid installment
Scheduled Payment
Scheduled Interest Rate
Servicing Fee
Beginning Scheduled Balance
Unpaid Principal Balance
Ending Scheduled Balance
Scheduled Principal


                                       P-1